DECEMBER 6, 2004                                         JPMCC 2004-C3

                      STRUCTURAL AND COLLATERAL TERM SHEET

                          --------------------------

                                $1,213,777,000
                                 (Approximate)

            J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C3
                          --------------------------
                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                         NOMURA CREDIT & CAPITAL, INC.
                        PNC BANK, NATIONAL ASSOCIATION
                             Mortgage Loan Sellers

JPMORGAN                                                   [NOMURA LOGO OMITTED]

DEUTSCHE BANK SECURITIES                               PNC CAPITAL MARKETS, INC.

The analyses in this report are based upon information provided by JPMorgan
Chase Bank, National Association, Nomura Credit & Capital, Inc., and PNC Bank,
National Association (the "Sellers"). J.P. Morgan Securities Inc., Nomura
Securities International, Inc., Deutsche Bank Securities Inc. and PNC Capital
Markets, Inc. (the "Underwriters") make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and
Prospectus Supplement for the securities referred to herein (the "Securities").
The information contained herein supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable Prospectus and Prospectus Supplement. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the Prospectus and
Prospectus Supplement relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses
(the "Computational Materials") which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational
Materials' accuracy, appropriateness or completeness in any particular context;
nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.
These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational
Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the Securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE
ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C3

                                  KEY FEATURES

  CO-LEAD MANAGERS:        J.P. Morgan Securities Inc. (Sole Bookrunner)
                           Nomura Securities International, Inc.

  CO-MANAGERS:             Deutsche Bank Securities Inc.
                           PNC Capital Markets, Inc.

  MORTGAGE LOAN SELLERS:   JPMorgan Chase Bank, National Association (40.5%)
                           Nomura Credit & Capital, Inc. (41.5%)
                           PNC Bank, National Association (18.0%)

  MASTER SERVICER:         Midland Loan Services, Inc.

  SPECIAL SERVICER:        J.E. Robert Company, Inc.

  TRUSTEE:                 Wells Fargo Bank, N.A.

  PAYING AGENT:            JPMorgan Chase Bank, National Association

  RATING AGENCIES:         Moody's/Fitch

  PRICING DATE:            On or about December 15, 2004

  CLOSING DATE:            On or about December 29, 2004

  CUT-OFF DATE:            With respect to each mortgage loan, the related due date of that mortgage loan in
                           December 2004 or, with respect to those mortgage loans that have their first payment dates in January 2005, December 1, 2004, or, with respect to those mortgage loans that have their first payment date in February 2005, the origination date.

  DISTRIBUTION DATE:       15th of each month, or if the 15th day is not a business day, on the next succeeding business day, beginning in January 2005

  PAYMENT DELAY:           14 days

  TAX STATUS:              REMIC

  ERISA CONSIDERATION:     Class A-1, A-2, A-3, A-4, A-5, A-J, B, C, D, E and X-2

  OPTIONAL TERMINATION:    1.0% (Clean-up Call)

  MINIMUM DENOMINATIONS:   $10,000 for each Class of Certificates other than the Class X-2 Certificates and
                           $1,000,000 with respect to the Class X-2 Certificates.

  SETTLEMENT TERMS:        DTC, Euroclear and Clearstream Banking

                           COLLATERAL CHARACTERISTICS

COLLATERAL CHARACTERISTICS                                      ALL MORTGAGE LOANS      LOAN GROUP 1       LOAN GROUP 2
-------------------------------------------------------------- -------------------- ------------------- -----------------

      INITIAL POOL BALANCE (IPB)(1):                              $1,524,938,464      $1,345,303,389      $179,635,075
      NUMBER OF MORTGAGE LOANS:                                              152                 128                24
      NUMBER OF MORTGAGED PROPERTIES:                                        159                 132                27
      AVERAGE CUT-OFF DATE BALANCE PER MORTGAGE LOAN:             $   10,032,490      $   10,510,183      $  7,484,795
      AVERAGE CUT-OFF DATE BALANCE PER PROPERTY:                  $    9,590,808      $   10,191,692      $  6,653,151
      WEIGHTED AVERAGE (WA) CURRENT MORTGAGE RATE:                        5.3505%             5.3460%           5.3838%
      WEIGHTED AVERAGE UNDERWRITTEN (UW) DSCR(2):                           1.49x               1.49x             1.42x
      WEIGHTED AVERAGE CUT-OFF DATE LOAN-TO-VALUE (LTV):                    73.2%               73.3%             72.6%
      WEIGHTED AVERAGE MATURITY DATE LTV(3),(4):                            65.8%               66.3%             62.6%
      WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS)(4):               108                 106               121
      WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (MONTHS)(5):               343                 341               352
      WEIGHTED AVERAGE SEASONING (MONTHS):                                     1                   0                 1
      10 LARGEST MORTGAGE LOANS AS % OF IPB:                                39.2%               44.0%             76.3%
      % OF MORTGAGE LOANS WITH ADDITIONAL DEBT:                             21.7%               22.4%             16.6%
      % OF MORTGAGE LOANS WITH SINGLE TENANTS:                               5.2%                5.9%              0.0%

  (1) Subject to a permitted variance of plus or minus 10%.

  (2) In the case of 2 mortgage loans (identified as Loan Nos. 111 and 133), the DSCR was calculated taking into account various assumptions regarding the financial performance of the related mortgaged real property that are consistent with the respective performance related criteria required to obtain the release of a cash holdback.

  (3) Excludes the fully amortizing mortgage loans.

  (4) Calculated with respect to the respective Anticipated Repayment Date for the ARD Loans.

  (5) Excludes mortgage loans that are interest only for the entire term.

                                    2 of 74
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C3

                        APPROXIMATE SECURITIES STRUCTURE

PUBLICLY OFFERED CLASSES
------------------------

            EXPECTED RATINGS     INITIAL CLASS CERTIFICATE    CREDIT SUPPORT    EXPECTED WEIGHTED     EXPECTED PAYMENT
   CLASS    (MOODY'S/ FITCH)    BALANCE OR NOTIONAL AMOUNT   (% OF BALANCE)(2)   AVG. LIFE (YEARS)(3)    WINDOW(3)
   -----    ----------------    --------------------------   -----------------  --------------------- ----------------

 A-1            Aaa/AAA               $   56,413,000              20.000%            2.79              01/05 - 09/09
 A-2            Aaa/AAA               $  154,652,000              20.000%            4.93              09/09 - 03/10
 A-3            Aaa/AAA               $  235,998,000              20.000%            6.77              03/10 - 11/11
 A-4            Aaa/AAA               $  166,479,000              20.000%            7.49              11/11 - 06/14
 A-5            Aaa/AAA               $  426,773,000              20.000%            9.92              06/14 - 12/14
 A-J            Aaa/AAA               $   87,684,000              14.250%            9.96              12/14 - 12/14
 B               Aa2/AA               $   43,842,000              11.375%            9.96              12/14 - 12/14
 C              Aa3/AA-               $   13,343,000              10.500%            9.96              12/14 - 12/14
 D               A1/A+                $   13,344,000               9.625%            9.96              12/14 - 12/14
 E                A2/A                $   15,249,000               8.625%            9.96              12/14 - 01/15
 X-2            Aaa/AAA               $1,483,275,000               N/A               N/A                    N/A

PRIVATELY OFFERED CLASSES
-------------------------

            EXPECTED RATINGS     INITIAL CLASS CERTIFICATE    CREDIT SUPPORT      EXPECTED WEIGHTED       EXPECTED PAYMENT
   CLASS    (MOODY'S/ FITCH)    BALANCE OR NOTIONAL AMOUNT   (% OF BALANCE)(2)    AVG. LIFE (YEARS)(3)        WINDOW(3)
   -----    ----------------    --------------------------   -----------------   ----------------------    ----------------

 X-1            Aaa/AAA               $1,524,938,464               N/A                    N/A                     N/A
 A-1A           Aaa/AAA               $  179,635,000              20.000%                 N/A                     N/A
 F               A3/A-                $   15,249,000               7.625%                 N/A                     N/A
 G             Baa1/BBB+              $   19,062,000               6.375%                 N/A                     N/A
 H              Baa2/BBB              $   15,250,000               5.375%                 N/A                     N/A
 J             Baa3/BBB-              $   20,967,000               4.000%                 N/A                     N/A
 K              Ba1/BB+               $    7,625,000               3.500%                 N/A                     N/A
 L               Ba2/BB               $    5,719,000               3.125%                 N/A                     N/A
 M              Ba3/BB-               $    9,531,000               2.500%                 N/A                     N/A
 N               B1/B+                $    3,812,000               2.250%                 N/A                     N/A
 P                B2/B                $    5,718,000               1.875%                 N/A                     N/A
 Q               B3/B-                $    5,719,000               1.500%                 N/A                     N/A
 NR              NR/NR                $   22,874,464               N/A                    N/A                     N/A

(1)  Approximate, subject to a permitted variance of plus or minus 10%.

(2)  The credit support percentages set forth for Class A-1, Class A-2, Class
     A-3, Class A-4, Class A-5 and Class A-1A certificates are represented in the aggregate.

(3)  The weighted average life and period during which distributions of principal would be received with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity
     Considerations-Weighted Average Life" in the prospectus supplement, and the assumptions that (a) there are no prepayments or losses on the mortgage loans, (b) each mortgage loan pays off on its scheduled maturity date or anticipated repayment date and (c) no excess interest is generated on the mortgage loans.

                                    3 of 74
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C3

                              STRUCTURAL OVERVIEW

 o For the purposes of making distributions to the Class A-1, A-2, A-3, A-4,
   A-5 and A-1A Certificates, the pool of mortgage loans will be deemed to consist of two loan groups ("Loan Group 1" and "Loan Group 2"). Generally, interest and principal distributions on the Class A-1, A-2, A-3, A-4 and
   A-5 Certificates will be based on amounts available relating to Loan Group
   1 and interest and principal distributions on the Class A-1A Certificates will be based on amounts available relating to Loan Group 2.

 o Interest payments will be made concurrently to the Class A-1, A-2, A-3, A-4,
   A-5 and A-1A Certificates, pro rata, to the Class A-1, A-2, A-3, A-4 and
   A-5 Certificates, from Loan Group 1, and to the Class A-1A Certificates from Loan Group 2, Class X-1 and X-2 Certificates (from both Loan Groups)
   and then, after payment of the principal distribution amount to such
   Classes (other than the Class X-1 and X-2 Certificates) in sequential order, interest will be paid (from both Loan Groups) sequentially to the
   Class B, C, D, E, F, G, H, J, K, L, M, N, P, Q and NR Certificates.

 o The pass-through rates on the Class A-5, Class A-J, Class B, Class C, Class
   D and Class E Certificates will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified fixed pass-through rate and the rate described in clause (ii)
   above and (iv) the rate described in clause (ii) above less a specified percentage. In the aggregate, the Class X-1 and Class X-2 Certificates will receive the net interest on the mortgage loans in excess of the interest paid on the other Certificates. The Class X-2 Certificates will have a pass-through rate equal to the stripped rates of each of the component classes of its notional amount as described in the Prospectus Supplement.

 o All Classes will accrue interest on a 30/360 basis.

 o Generally, the Class A-1, A-2, A-3, A-4 and A-5 Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 1 until the certificate principal balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in
   Loan Group 2 until the certificate balance of the Class A-5 Certificates has been reduced to zero. However, on any distribution date on which the certificate principal balance of the Class A-J Certificates through Class
   NR Certificates have been reduced to zero, distributions of principal collected or advanced in respect to the mortgage loans will be distributed
   (without regard to loan group) to the Class A-1, A-2, A-3, A-4, A-5 and
   A-1A Certificates, pro-rata. After the certificate balances of the Class
   A-1, A-2, A-3, A-4, A-5 and Class A-1A Certificates have been reduced to zero, principal payments will be paid sequentially to the Class A-J, B, C,
   D, E, F, G, H, J, K, L, M, N, P, Q and NR Certificates, until the certificate balance for each such Class has been reduced to zero. The Class
   X-1 and Class X-2 Certificates do not have a certificate balance and therefore are not entitled to any principal distributions.

 o Losses will be borne by the Classes (other than the Classes X-1 and X-2
   Certificates) in reverse sequential order, from the Class NR Certificates up to the Class A-J Certificates and then pro-rata to the Class A-1, Class
   A-2, Class A-3, Class A-4, Class A-5 and Class A-1A Certificates (without regard to loan group).

 o Yield maintenance charges calculated by reference to a U.S. Treasury rate, to the extent received, will be allocated first to the Offered Certificates
   (excluding Class X-2) and the Class A-1A, F, G, H and J Certificates in the
   following manner: the holders of each Class of Offered Certificates
   (excluding Class X-2) and the Class A-1A, F, G, H and J Certificates will receive, (with respect to the related Loan Group, if applicable in the case of the Class A-1, A-2, A-3, A-4, A-5 and A-1A Certificates) on each
   Distribution Date an amount of Yield Maintenance Charges determined in accordance with the formula specified below (with any remaining amount payable to the Class X-1 Certificates).

                  Group Principal Paid to Class      (Pass-Through Rate on Class -- Discount Rate)
                  -------------------------------    ----------------------------------------------
   YM Charge  x   Group Total Principal Paid      x  (Mortgage Rate on Loan -- Discount Rate)

 o Any prepayment penalties based on a percentage of the amount being prepaid will be distributed to the Class X-1 Certificates.

 o The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent mortgage loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such appraisal results in a downward adjustment of the collateral value, the interest portion of any
   P&I Advance will be reduced in proportion to such adjustment.
-------------------------------------------------------------------------------

                                    4 of 74
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
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A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    5 of 74
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C3

COLLATERAL CHARACTERISTICS -- ALL MORTGAGE LOANS

                         CUT-OFF DATE PRINCIPAL BALANCE

 RANGE OF PRINCIPAL                      NUMBER           PRINCIPAL         % OF          WA         WA UW
BALANCES                               OF LOANS           BALANCE           IPB          LTV         DSCR
---------------------------------   --------------   -----------------   ---------   ----------   ----------

 $973,992 - $2,999,999                        35      $   75,963,585         5.0%    67.3%        1.50x
 $3,000,000 - $3,999,999                      18          64,102,596         4.2     68.3%        1.48x
 $4,000,000 - $4,999,999                      11          48,189,320         3.2     70.7%        1.44x
 $5,000,000 - $6,999,999                      23         132,012,905         8.7     69.7%        1.53x
 $7,000,000 - $9,999,999                      15         122,656,144         8.0     68.9%        1.63x
 $10,000,000 - $14,999,999                    21         252,848,961        16.6     73.2%        1.46x
 $15,000,000 - $24,999,999                    20         373,684,953        24.5     73.9%        1.58x
 $25,000,000 - $49,999,999                     5         155,000,000        10.2     76.6%        1.37x
 $50,000,000 - $98,980,000                     4         300,480,000        19.7     77.0%        1.38x
---------------------------------             --      --------------       -----     ----         ----
 TOTAL/WEIGHTED AVERAGE:                     152      $1,524,938,464       100.0%    73.2%        1.49x
---------------------------------            ---      --------------       -----     ----         ----
 AVERAGE BALANCE PER LOAN:           $10,032,490
 AVERAGE BALANCE PER PROPERTY:       $ 9,590,808

                        RANGE OF MORTGAGE INTEREST RATES

 RANGE OF MORTGAGE INTEREST         NUMBER          PRINCIPAL         % OF          WA         WA UW
 RATES                             OF LOANS          BALANCE           IPB          LTV         DSCR
-----------------------------   ------------   -----------------   ---------   ----------   ----------

 4.7000% - 4.9999%                      11      $  120,208,100         7.9%       70.1%        1.78x
 5.0000% - 5.4999%                      80       1,082,740,415        71.0        74.6%        1.46x
 5.5000% - 5.9999%                      47         257,224,226        16.9        70.4%        1.44x
 6.0000% - 6.4999%                      12          56,978,259         3.7        67.5%        1.53x
 6.5000% - 6.6500%                       2           7,787,464         0.5        61.2%        1.61x
-----------------------------           --      --------------       -----        ----         ----
 TOTAL/WEIGHTED AVERAGE:               152      $1,524,938,464       100.0%       73.2%        1.49x
-----------------------------          ---      --------------       -----        ----         ----
 WA MORTGAGE INTEREST RATE:         5.3505%

                ORIGINAL TERM TO MATURITY IN MONTHS/ARD IN MONTHS

 ORIGINAL TERM TO               NUMBER         PRINCIPAL          % OF          WA         WA UW
MATURITY/ARD                  OF LOANS         BALANCE            IPB          LTV         DSCR
--------------------------   ----------   -----------------   ----------   ----------   ----------

 60 - 84                          38       $  474,814,518         31.1%       74.1%        1.61x
 85 - 120                        107        1,004,951,497         65.9        73.4%        1.43x
 121 - 240                         7           45,172,449          3.0        61.4%        1.29x
--------------------------       ---       --------------        -----        ----         ----
 TOTAL/WEIGHTED AVERAGE:         152       $1,524,938,464        100.0%       73.2%        1.49x
--------------------------       ---       --------------        -----        ----         ----
 WA ORIGINAL LOAN TERM TO MATURITY/ARD: 109

                             GEOGRAPHIC DISTRIBUTION

                             NUMBER OF       PRINCIPAL        % OF        WA       WA UW
 STATES                     PROPERTIES       BALANCE          IPB        LTV       DSCR
-------------------------- ------------ ----------------- ---------- ---------- ----------

 NEW YORK                      19         $  300,431,000      19.7%      74.4%      1.54x
 FLORIDA                       11            187,624,605      12.3       75.7%      1.41x
 TEXAS                         33            180,204,463      11.8       70.6%      1.39x
 CALIFORNIA                    17            141,510,978       9.3       64.6%      1.55x
   Northern California          0                      0       0.0        0.0%      0.00x
   Southern California         17            141,510,978       9.3       64.6%      1.55x
 OTHER                         79            715,167,418      46.9       74.5%      1.49x
--------------------------    ---         --------------     -----       ----       ----
 TOTAL/WEIGHTED AVERAGE:      159         $1,524,938,464     100.0%      73.2%      1.49x

              UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS

                                NUMBER         PRINCIPAL         % OF          WA         WA UW
 UW DSCR                      OF LOANS         BALANCE           IPB          LTV         DSCR
--------------------------   ----------   -----------------   ---------   ----------   ----------

 1.18X -- 1.19X                   1       $   42,000,000         2.8%        78.9%        1.18x
 1.20X - 1.29X                   32          356,948,611        23.4         75.4%        1.24x
 1.30X - 1.39X                   35          335,696,627        22.0         74.2%        1.35x
 1.40X - 1.49X                   26          290,401,991        19.0         75.2%        1.45x
 1.50X - 1.69X                   26          205,472,679        13.5         73.4%        1.61x
 1.70X - 1.99X                   24          232,867,464        15.3         69.8%        1.82x
 2.00X - 2.65X                    8           61,551,092         4.0         54.7%        2.38x
--------------------------       --       --------------       -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:        152       $1,524,938,464       100.0%        73.2%        1.49x

                 REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS

 RANGE OF REMAINING TERMS        NUMBER         PRINCIPAL          % OF          WA         WA UW
TO MATURITY/ARD                OF LOANS         BALANCE            IPB          LTV         DSCR
---------------------------   ----------   -----------------   ----------   ----------   ----------

 58 - 84                           38       $  474,814,518         31.1%      74.1%        1.61x
 85 - 120                         107        1,004,951,497         65.9       73.4%        1.43x
 121 - 240                          7           45,172,449          3.0       61.4%        1.29x
---------------------------       ---       --------------        -----       ----         ----
 TOTAL/WEIGHTED AVERAGE:          152       $1,524,938,464        100.0%      73.2%        1.49x
---------------------------       ---       --------------        -----       ----         ----
 WA REMAINING TERM TO MATURITY/ARD: 108

                           PROPERTY TYPE DISTRIBUTION

                                                         NUMBER OF        PRINCIPAL         % OF         WA        WA UW
 PROPERTY TYPE                   SUB PROPERTY TYPE      PROPERTIES        BALANCE           IPB         LTV        DSCR
---------------------------  ------------------------  ------------  -----------------  ----------  ----------  ----------

  RETAIL                     Anchored                        32       $  402,732,400        26.4%       73.7%       1.58x
                             Unanchored                      23          103,309,278         6.8        68.6%       1.45x
                             Shadow Anchored                  9           38,445,025         2.5        69.2%       1.43x
                              Subtotal                       64       $  544,486,704        35.7%       72.4%       1.54x
---------------------------  ------------------------      ----       --------------       -----       -----       -----
  OFFICE                     Suburban                        24       $  207,334,514        13.6%       73.7%       1.49x
                             CBD                              3          175,730,000        11.5        75.0%       1.42X
                              Subtotal                       27       $  383,064,514        25.1%       74.3%       1.46x
---------------------------  ------------------------      ----       --------------       -----       -----      ------
  MULTIFAMILY                Garden                          35       $  339,060,817        22.2%       74.9%       1.44x
---------------------------  ------------------------      ----       --------------       -----       -----      ------
  INDUSTRIAL                 Warehouse/Distribution           6       $   62,600,000         4.1%       73.8%       1.34x
                             Flex                             5           42,178,584         2.8        75.7%       1.38x
                              Subtotal                       11       $  104,778,584         6.9%       74.6%       1.36x
---------------------------  ------------------------      ----       --------------       -----       -----      ------
  MANUFACTURED HOUSING       Manufactured Housing            10       $   54,468,431         3.6%       74.3%       1.40x
---------------------------  ------------------------      ----       --------------       -----       -----      ------
  SELF STORAGE               Self Storage                     8       $   35,016,950         2.3%       60.3%       1.52x
---------------------------  ------------------------      ----       --------------       -----       -----      ------
  HOTEL                      Full Service                     1       $   19,000,000         1.2%       70.6%       1.74x
                             Limited Service                  1           14,100,000         0.9        55.1%       2.14x
                              Subtotal                        2       $   33,100,000         2.2%       64.0%       1.91x
---------------------------  ------------------------      ----       --------------       -----       -----      ------
  MIXED USE                  Office/Retail                    1       $   26,000,000         1.7%       77.6%       1.36x
                             Retail/Storage                   1            4,962,464         0.3        56.4%       1.77x
                              Subtotal                        2       $   30,962,464         2.0%       74.2%       1.43x
---------------------------  ------------------------      ----       --------------       -----       -----      ------
  TOTAL/WEIGHTED AVERAGE:                                   159       $1,524,938,464       100.0%       73.2%       1.49x

                                    6 of 74
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C3

                COLLATERAL CHARACTERISTICS -- ALL MORTGAGE LOANS

                      ORIGINAL AMORTIZATION TERM IN MONTHS(1)

                                       NUMBER         PRINCIPAL          % OF          WA          WA UW
 ORIGINAL AMORTIZATION TERM          OF LOANS         BALANCE            IPB          LTV          DSCR
---------------------------------   ----------   -----------------   ----------   ----------   ----------

 180 - 240                               11       $   56,530,611          4.9%       57.8%        1.30x
 241 - 300                               26          178,618,639         15.4        71.7%        1.49x
 331 - 360                               91          927,425,114         79.8        74.9%        1.39x
---------------------------------        --       --------------        -----        ----         ----
 TOTAL/WEIGHTED AVERAGE:                128       $1,162,574,364        100.0%       73.6%        1.40x
---------------------------------       ---       --------------        -----        ----         ----
 WA ORIGINAL AMORTIZATION TERM:         343

                        LTV RATIOS AS OF THE CUT-OFF DATE

                                   NUMBER         PRINCIPAL          % OF          WA          WA UW
 CUT-OFF LTV                     OF LOANS         BALANCE            IPB          LTV          DSCR
-----------------------------   ----------   -----------------   ----------   ----------   ----------

 39.8% - 49.9%                         4      $   12,987,449        0.9%        44.2%        1.81x
 50.0% - 59.9%                        21         121,723,377        8.0         55.8%        1.87x
 60.0% - 64.9%                        11          73,316,966        4.8         61.3%        1.52x
 65.0% - 69.9%                        15          84,237,259        5.5         68.5%        1.60x
 70.0% - 74.9%                        44         371,776,594       24.4         72.5%        1.56x
 75.0% - 80.4%                        57         860,896,818       56.5         77.9%        1.38x
-----------------------------         --      --------------      -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:             152      $1,524,938,464      100.0%        73.2%        1.49x
-----------------------------        ---      --------------      -----         ----         ----
 WA CUT-OFF DATE LTV RATIO:         73.2%

                               AMORTIZATION TYPES

                                NUMBER         PRINCIPAL          % OF          WA          WA UW
 AMORTIZED TYPES              OF LOANS         BALANCE            IPB          LTV          DSCR
--------------------------   ----------   -----------------   ----------   ----------   ----------

 PARTIAL INTEREST-ONLY            32       $  657,769,064         43.1%        76.7%        1.36x
 BALLOON LOANS                    88          445,032,851         29.2         70.0%        1.49x
 INTEREST ONLY                    24          362,364,100         23.8         72.1%        1.75x
 FULLY AMORTIZING                  6           34,712,449          2.3         57.4%        1.29x
 ARD LOANS                         2           25,060,000          1.6         77.8%        1.27x
--------------------------        --       --------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:         152       $1,524,938,464        100.0%        73.2%        1.49x

                            CURRENT OCCUPANCY RATES(3)

 CURRENT OCCUPANCY              NUMBER OF         PRINCIPAL          % OF          WA          WA UW
RATES                          PROPERTIES         BALANCE            IPB          LTV          DSCR
--------------------------   -------------   -----------------   ----------   ----------   ----------

 53.5% - 70.0%                      2         $   10,488,791          0.7%        75.3%        1.41x
 70.1% - 80.0%                      9             56,142,546          3.8         64.8%        1.65x
 80.1% - 90.0%                     24            237,086,027         15.9         74.9%        1.44x
 90.1% - 95.0%                     23            230,642,237         15.5         75.3%        1.43x
 95.1% - 100.0%                    99            957,478,863         64.2         73.1%        1.49x
--------------------------         --         --------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:          157         $1,491,838,464        100.0%        73.4%        1.48x

(1)  Excludes loans that are interest only for the entire term.

(2)  Excludes fully-amortizing loans.

(3)  Excludes the hotel properties.

(4)  Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

                     REMAINING AMORTIZATION TERM IN MONTHS(1)

 REMAINING AMORTIZATION         NUMBER         PRINCIPAL          % OF          WA          WA UW
TERM                          OF LOANS         BALANCE            IPB          LTV          DSCR
--------------------------   ----------   -----------------   ----------   ----------   ----------

 180 - 240                        11       $   56,530,611          4.9%      57.8%        1.30x
 241 - 300                        26          178,618,639         15.4       71.7%        1.49x
 331 - 360                        91          927,425,114         79.8       74.9%        1.39x
--------------------------        --       --------------        -----       ----         ----
 TOTAL/WEIGHTED AVERAGE:         128       $1,162,574,364        100.0%      73.6%        1.40x
--------------------------       ---       --------------        -----       ----         ----
 WA REMAINING AMORTIZATION TERM: 343

                     LTV RATIOS AS OF THE MATURITY/ARD DATE(2)

                                       NUMBER         PRINCIPAL          % OF          WA          WA UW
 MATURITY/ARD LTV                    OF LOANS         BALANCE            IPB          LTV          DSCR
---------------------------------   ----------   -----------------   ----------   ----------   ----------

 24.2% - 29.9%                             3      $   16,725,000          1.1%       57.8%        1.31x
 30.0% - 49.9%                            14          61,753,406          4.1        54.6%        1.87x
 50.0% - 59.9%                            39         209,682,270         14.1        65.6%        1.63x
 60.0% - 69.9%                            57         533,616,825         35.8        75.6%        1.42x
 70.0% - 79.2%                            33         668,448,513         44.9        76.6%        1.47x
---------------------------------         --      --------------        -----        ----         ----
 TOTAL/WEIGHTED AVERAGE:                 146      $1,490,226,015        100.0%       73.6%        1.49x
---------------------------------        ---      --------------        -----        ----         ----
 WA LTV RATIO AT MATURITY:              65.8%
---------------------------------       ----      --------------        -----        ----         ----
 MAXIMUM LTV RATIO AT MATURITY:         79.2%
 MINIMUM LTV RATIO AT MATURITY:         24.2%

                             YEAR BUILT/RENOVATED(4)

                                NUMBER OF         PRINCIPAL          % OF          WA          WA UW
 YEAR BUILT/RENOVATED          PROPERTIES         BALANCE            IPB          LTV          DSCR
--------------------------   -------------   -----------------   ----------   ----------   ----------

 1952 - 1959                        1         $    2,500,000          0.2%        41.7%        1.51x
 1960 - 1969                        9             56,029,473          3.7         67.8%        1.68x
 1970 - 1979                       11             78,048,755          5.1         73.4%        1.38x
 1980 - 1989                       24            225,955,886         14.8         74.9%        1.49x
 1990 - 1999                       34            499,903,654         32.8         74.3%        1.48x
 2000 - 2004                       80            662,500,697         43.4         72.4%        1.48x
--------------------------         --         --------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:          159         $1,524,938,464        100.0%        73.2%        1.49x

                              PREPAYMENT PROTECTION

                                     NUMBER         PRINCIPAL          % OF          WA         WA UW
 PREPAYMENT PROTECTION             OF LOANS         BALANCE            IPB          LTV         DSCR
-------------------------------   ----------   -----------------   ----------   ----------   ----------

 DEFEASANCE                           123       $1,242,790,747         81.5%        73.9%        1.43x
 YIELD MAINTENANCE                     28          276,197,717         18.1         70.2%        1.73x
 YIELD MAINTENANCE/DEFEASANCE           1            5,950,000          0.4         79.3%        1.56x
-------------------------------       ---       --------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:              152       $1,524,938,464        100.0%        73.2%        1.49x

                                    7 of 74
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C3

                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 1

                         CUT-OFF DATE PRINCIPAL BALANCE

 RANGE OF PRINCIPAL                      NUMBER           PRINCIPAL         % OF          WA         WA UW
BALANCES                               OF LOANS           BALANCE           IPB          LTV         DSCR
---------------------------------   --------------   -----------------   ---------   ----------   ----------

 $1,450,000 -- $3,999,999                     43      $  117,191,209         8.7%       67.2%         1.51x
 $4,000,000 -- $4,999,999                      9          39,662,464         2.9        69.5%         1.44x
 $5,000,000 -- $6,999,999                     20         114,325,456         8.5        69.9%         1.53x
 $7,000,000 -- $9,999,999                     13         107,165,000         8.0        69.3%         1.63x
 $10,000,000 -- $14,999,999                   19         231,961,160        17.2        72.9%         1.48x
 $15,000,000 -- $24,999,999                   16         307,518,100        22.9        74.0%         1.60x
 $25,000,000 -- $49,999,999                    4         127,000,000         9.4        77.0%         1.40x
 $50,000,000 -- $98,980,000                    4         300,480,000        22.3        77.0%         1.38x
---------------------------------             --      --------------       -----        ----          ----
 TOTAL/WEIGHTED AVERAGE:                     128      $1,345,303,389       100.0%       73.3%         1.49x
---------------------------------            ---      --------------       -----        ----          ----
 AVERAGE BALANCE PER LOAN:           $10,510,183
 AVERAGE BALANCE PER PROPERTY:       $10,191,692

                        RANGE OF MORTGAGE INTEREST RATES

 RANGE OF MORTGAGE INTEREST         NUMBER          PRINCIPAL         % OF          WA         WA UW
RATES                             OF LOANS          BALANCE           IPB          LTV         DSCR
-----------------------------   ------------   -----------------   ---------   ----------   ----------

 4.7000% -- 4.9999%                     10      $  109,708,100         8.2%    69.7%        1.83x
 5.0000% -- 5.4999%                     66         936,894,332        69.6     74.8%        1.47x
 5.5000% -- 5.9999%                     40         237,282,105        17.6     70.9%        1.43x
 6.0000% -- 6.6500%                     12          61,418,852         4.6     67.0%        1.53x
-----------------------------           --      --------------       -----     ----         ----
 TOTAL/WEIGHTED AVERAGE:               128      $1,345,303,389       100.0%    73.3%        1.49x
-----------------------------          ---      --------------       -----     ----         ----
 WA MORTGAGE INTEREST RATE:         5.3460%

                     ORIGINAL TERM TO MATURITY/ARD IN MONTHS

 ORIGINAL TERM TO              NUMBER        PRINCIPAL        % OF        WA       WA UW
MATURITY/ARD                 OF LOANS        BALANCE          IPB        LTV       DSCR
--------------------------  ----------  ----------------- ---------- ---------- ----------

 60 -- 84                        38      $  474,814,518       35.3%     74.1%      1.61x
 85 -- 120                       84         830,453,870       61.7      73.4%      1.44x
 121 -- 240                       6          40,035,000        3.0      63.0%      1.24x
--------------------------       --      --------------      -----      ----       ----
 TOTAL/WEIGHTED AVERAGE:        128      $1,345,303,389      100.0%     73.3%      1.49x
--------------------------      ---      --------------      -----      ----       ----
 WA ORIGINAL TERM TO MATURITY/ARD: 107

                             GEOGRAPHIC DISTRIBUTION

                             NUMBER OF        PRINCIPAL        % OF        WA       WA UW
 STATES                     PROPERTIES        BALANCE          IPB        LTV       DSCR
-------------------------  ------------  ----------------- ---------- ---------- ----------

 NEW YORK                        18       $  280,431,000       20.8%      73.9%      1.53x
 TEXAS                           23          155,964,322       11.6       70.4%      1.39x
 FLORIDA                          7          125,945,660        9.4       75.3%      1.47x
 CALIFORNIA                      15          120,573,528        9.0       65.8%      1.57x
   Northern California            0                    0        0.0        0.0%      0.00x
   Southern California           15          120,573,528        9.0       65.8%      1.57x
 MASSACHUSETTES                   7           75,191,627        5.6       76.5%      1.53x
 ARIZONA                          6           66,945,538        5.0       76.7%      1.49x
 OTHER                           56          520,251,713       38.7       74.2%      1.49x
-------------------------        --       --------------      -----       ----       ----
 TOTAL/WEIGHTED AVERAGE         132       $1,345,303,389      100.0%      73.3%      1.49x

               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS

                               NUMBER        PRINCIPAL        % OF        WA       WA UW
 UW DSCR                     OF LOANS        BALANCE          IPB        LTV       DSCR
--------------------------  ----------  ----------------- ---------- ---------- ----------

 1.18X -- 1.29X                  25      $  318,220,515       23.7%      75.7%      1.23x
 1.30X -- 1.39X                  34         332,696,627       24.7       74.3%      1.35x
 1.40X -- 1.49X                  21         264,956,510       19.7       76.2%      1.45x
 1.50X -- 1.59X                   9          55,824,173        4.1       72.4%      1.52x
 1.60X -- 1.69X                   8          80,161,000        6.0       75.5%      1.64x
 1.70X -- 1.99X                  24         232,867,464       17.3       69.8%      1.82x
 2.00X -- 2.49X                   5          39,565,000        2.9       55.2%      2.25x
 2.50X -- 2.65X                   2          21,012,100        1.6       53.5%      2.65x
--------------------------       --      --------------      -----       ----       ----
 TOTAL/WEIGHTED AVERAGE:        128      $1,345,303,389      100.0%      73.3%      1.49x

                    REMAINING TERMS TO MATURITY/ARD IN MONTHS

 RANGE OF REMAINING TERMS       NUMBER        PRINCIPAL        % OF        WA       WA UW
TO MATURITY/ARD               OF LOANS        BALANCE          IPB        LTV       DSCR
---------------------------  ----------  ----------------- ---------- ---------- ----------

 58 -- 84                         38      $  474,814,518       35.3%     74.1%      1.61x
 85 -- 120                        84         830,453,870       61.7      73.4%      1.44x
 121 -- 240                        6          40,035,000        3.0      63.0%      1.24x
---------------------------       --      --------------      -----      ----       ----
 TOTAL/WEIGHTED AVERAGE:         128      $1,345,303,389      100.0%     73.3%      1.49x
---------------------------      ---      --------------      -----      ----       ----
 WA REMAINING TERM TO MATURITY/ARD: 106

                           PROPERTY TYPE DISTRIBUTION

                                                         NUMBER OF       PRINCIPAL        % OF        WA       WA UW
 PROPERTY TYPE                   SUB PROPERTY TYPE      PROPERTIES       BALANCE          IPB        LTV       DSCR
---------------------------  ------------------------  ------------ ----------------- ---------- ---------- ----------

  RETAIL                     Anchored                        32      $  402,732,400       29.9%      73.7%      1.58x
                             Unanchored                      23         103,309,278        7.7       68.6%      1.45x
                             Shadow Anchored                  9          38,445,025        2.9       69.2%      1.43x
                              Subtotal                       64      $  544,486,704       40.5%      72.4%      1.54x
---------------------------  ------------------------      ----      --------------      -----      -----      -----
  OFFICE                     Suburban                        24      $  207,334,514       15.4%      73.7%      1.49x
                             CBD                              3         175,730,000       13.1       75.0%      1.42x
                              Subtotal                       27      $  383,064,514       28.5%      74.3%      1.46x
---------------------------  ------------------------      ----      --------------      -----      -----      -----
  MULTIFAMILY                Garden                          14      $  186,801,660       13.9%      76.3%      1.44x
---------------------------  ------------------------      ----      --------------      -----      -----      -----
  INDUSTRIAL                 Warehouse/Distribution           6      $   62,600,000        4.7%      73.8%      1.34x
                             Flex                             5          42,178,584        3.1       75.7%      1.38x
                              Subtotal                       11      $  104,778,584        7.8%      74.6%      1.36x
---------------------------  ------------------------      ----      --------------      -----      -----      -----
  MANUFACTURED HOUSING       Manufactured Housing             4      $   27,092,513        2.0%      78.7%      1.41x
---------------------------  ------------------------      ----      --------------      -----      -----      -----
  SELF STORAGE               Self Storage                     8      $   35,016,950        2.6%      60.3%      1.52x
---------------------------  ------------------------      ----      --------------      -----      -----      -----
  HOTEL                      Full Service                     1      $   19,000,000        1.4%      70.6%      1.74x
                             Limited Service                  1          14,100,000        1.0       55.1%      2.14x
                              Subtotal                        2      $   33,100,000        2.5%      64.0%      1.91x
---------------------------  ------------------------      ----      --------------      -----      -----      -----
  MIXED USE                  Office/Retail                    1      $   26,000,000        1.9%      77.6%      1.36x
                             Retail/Storage                   1           4,962,464        0.4       56.4%      1.77x
                              Subtotal                        2      $   30,962,464        2.3%      74.2%      1.43x
---------------------------  ------------------------      ----      --------------      -----      -----      -----
  TOTAL/WEIGHTED AVERAGE:                                   132      $1,345,303,389      100.0%      73.3%      1.49x

                                    8 of 74
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C3

                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 1

                     ORIGINAL AMORTIZATION TERM IN MONTHS(1)

                                   NUMBER        PRINCIPAL         % OF          WA         WA UW
 ORIGINAL AMORTIZATION TERM      OF LOANS        BALANCE           IPB          LTV         DSCR
-----------------------------   ----------   ---------------   ----------   ----------   ----------

 180 -- 240                          10       $ 51,393,162          5.2%    58.7%        1.27x
 241 -- 300                          21        166,072,880         16.9     71.8%        1.50x
 331 -- 360                          73        765,473,247         77.9     75.2%        1.39x
-----------------------------        --       ------------        -----     ----         ----
 TOTAL/WEIGHTED AVERAGE:            104       $982,939,289        100.0%    73.8%        1.40x
-----------------------------       ---       ------------        -----     ----         ----
 WA REMAINING TERM:                 341

                        LTV RATIOS AS OF THE CUT-OFF DATE

                                   NUMBER         PRINCIPAL         % OF          WA         WA UW
 CUT-OFF DATE LTV                OF LOANS         BALANCE           IPB          LTV         DSCR
-----------------------------   ----------   -----------------   ---------   ----------   ----------

 39.8% -- 49.9%                        3      $    7,850,000         0.6%      41.1%        1.93x
 50.0% -- 59.9%                       18         111,502,515         8.3       55.7%        1.88x
 60.0% -- 64.9%                        9          54,516,966         4.1       61.6%        1.56x
 65.0% -- 69.9%                       13          80,637,259         6.0       68.6%        1.61x
 70.0% -- 74.9%                       36         293,695,533        21.8       72.1%        1.61x
 75.0% -- 80.4%                       49         797,101,115        59.3       77.8%        1.38x
-----------------------------         --      --------------       -----       ----         ----
 TOTAL/WEIGHTED AVERAGE:             128      $1,345,303,389       100.0%      73.3%        1.49x
-----------------------------        ---      --------------       -----       ----         ----
 WA CUT-OFF DATE LTV RATIO:         73.3%

                               AMORTIZATION TYPES

                                NUMBER         PRINCIPAL          % OF          WA         WA UW
 AMORTIZED TYPES              OF LOANS         BALANCE            IPB          LTV         DSCR
--------------------------   ----------   -----------------   ----------   ----------   ----------

 PARTIAL INTEREST-ONLY            27       $  590,519,064         43.9%        77.1%        1.36x
 INTEREST ONLY                    24          362,364,100         26.9         72.1%        1.75x
 BALLOON LOANS                    70          337,785,225         25.1         69.0%        1.49x
 FULLY AMORTIZING                  5           29,575,000          2.2         58.9%        1.24x
 ARD LOANS                         2           25,060,000          1.9         77.8%        1.27x
--------------------------        --       --------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:         128       $1,345,303,389        100.0%        73.3%        1.49x

                            CURRENT OCCUPANCY RATES(3)

                                NUMBER OF         PRINCIPAL         % OF          WA         WA UW
 CURRENT OCCUPANCY RATES       PROPERTIES         BALANCE           IPB          LTV         DSCR
--------------------------   -------------   -----------------   ---------   ----------   ----------

 53.5% -- 75.0%                     6         $   42,934,465         3.3%        70.1%        1.66x
 75.1% -- 85.0%                    15             83,960,421         6.4         70.3%        1.41x
 85.1% -- 90.0%                     9            135,558,000        10.3         74.2%        1.46x
 90.1% -- 95.0%                    15            175,405,805        13.4         75.4%        1.43x
 95.1% -- 100.0%                   85            874,344,698        66.6         73.5%        1.49x
--------------------------         --         --------------       -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:          130         $1,312,203,389       100.0%        73.5%        1.48x

(1)  Excludes loans that are interest only for the entire term.

(2)  Excludes fully-amortizing loans.

(3)  Excludes the hotel properties.

(4)  Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

                    REMAINING AMORTIZATION TERM IN MONTHS(1)

 REMAINING AMORTIZATION         NUMBER OF        PRINCIPAL        % OF          WA         WA UW
 TERM                             LOANS           BALANCE          IPB          LTV        DSCR
--------------------------   -------------   ---------------   ---------   ----------   ----------

 180 -- 240                        10         $ 51,393,162         5.2%      58.7%        1.27x
 241 -- 300                        21          166,072,880        16.9       71.8%        1.50x
 331 -- 360                        73          765,473,247        77.9       75.2%        1.39x
--------------------------         --         ------------       -----       ----         ----
 TOTAL/WEIGHTED AVERAGE:          104         $982,939,289       100.0%      73.8%        1.40x
--------------------------        ---         ------------       -----       ----         ----
 WA REMAINING TERM:               341

                     LTV RATIOS AS OF THE MATURITY/ARD DATE(2)

                                       NUMBER         PRINCIPAL         % OF          WA         WA UW
 MATURITY/ARD LTV                    OF LOANS         BALANCE           IPB          LTV         DSCR
---------------------------------   ----------   -----------------   ---------   ----------   ----------

 24.2% -- 29.9%                            3      $   16,725,000         1.3%      57.8%        1.31x
 30.0% -- 49.9%                           12          57,779,415         4.4       54.1%        1.89x
 50.0% -- 59.9%                           32         175,607,525        13.3       66.3%        1.65x
 60.0% -- 64.9%                           26         187,392,350        14.2       73.9%        1.51x
 65.0% -- 69.9%                           18         215,725,586        16.4       76.6%        1.36x
 70.0% -- 74.9%                           27         498,312,513        37.9       76.6%        1.45x
 75.0% -- 79.2%                            5         164,186,000        12.5       76.6%        1.53x
---------------------------------         --      --------------       -----       ----         ----
 TOTAL/WEIGHTED AVERAGE:                 123      $1,315,728,389       100.0%      73.6%        1.50x
---------------------------------        ---      --------------       -----       ----         ----
 WA LTV RATIO AT MATURITY:              66.3%
---------------------------------       ----      --------------       -----       ----         ----
 MAXIMUM LTV RATIO AT MATURITY:         79.2%
 MINIMUM LTV RATIO AT MATURITY:         24.2%

                             YEAR BUILT/RENOVATED(4)

                                NUMBER OF         PRINCIPAL         % OF          WA         WA UW
 YEAR BUILT/RENOVATED          PROPERTIES         BALANCE           IPB          LTV         DSCR
--------------------------   -------------   -----------------   ---------   ----------   ----------

 1952 -- 1959                       1         $    2,500,000         0.2%        41.7%        1.51x
 1960 -- 1969                       2             37,392,889         2.8         72.4%        1.74x
 1970 -- 1979                       9             66,686,962         5.0         72.7%        1.38x
 1980 -- 1989                      19            178,024,219        13.2         74.0%        1.51x
 1990 -- 1999                      31            481,236,047        35.8         74.2%        1.49x
 2000 -- 2004                      70            579,463,271        43.1         72.6%        1.49x
--------------------------         --         --------------       -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:          132         $1,345,303,389       100.0%        73.3%        1.49x

                              PREPAYMENT PROTECTION

                                NUMBER         PRINCIPAL          % OF          WA         WA UW
 PREPAYMENT PROTECTION        OF LOANS         BALANCE            IPB          LTV         DSCR
--------------------------   ----------   -----------------   ----------   ----------   ----------

 DEFEASANCE                      105       $1,116,184,217         83.0%        74.0%        1.43x
 YIELD MAINTENANCE                23          229,119,172         17.0         70.0%        1.81x
--------------------------       ---       --------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:         128       $1,345,303,389        100.0%        73.3%        1.49x

                                    9 of 74
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C3

COLLATERAL CHARACTERISTICS -- LOAN GROUP 2

                         CUT-OFF DATE PRINCIPAL BALANCE

 RANGE OF PRINCIPAL                     NUMBER         PRINCIPAL        % OF          WA         WA UW
BALANCES                               OF LOANS         BALANCE         IPB          LTV         DSCR
---------------------------------   -------------   --------------   ---------   ----------   ----------

 $973,992 -- $2,999,999                  7           $ 12,450,883        6.9%       69.6%        1.50x
 $3,000,000 -- $3,999,999                3             10,424,089        5.8        72.4%        1.33x
 $4,000,000 -- $4,999,999                2              8,526,856        4.7        76.0%        1.44x
 $5,000,000 -- $6,999,999                3             17,687,449        9.8        68.6%        1.47x
 $7,000,000 -- $9,999,999                2             15,491,144        8.6        65.8%        1.64x
 $10,000,000 -- $14,999,999              2             20,887,801       11.6        76.9%        1.28x
 $15,000,000 -- $28,000,000              5             94,166,853       52.4        73.7%        1.41x
---------------------------------   ----------       ------------      -----        ----         ----
 TOTAL/WEIGHTED AVERAGE:                24           $179,635,075      100.0%       72.6%        1.42x
---------------------------------   ----------       ------------      -----        ----         ----
 AVERAGE BALANCE PER LOAN:          $7,484,795
 AVERAGE BALANCE PER PROPERTY:      $6,653,151

                        RANGE OF MORTGAGE INTEREST RATES

 RANGE OF MORTGAGE INTEREST         NUMBER        PRINCIPAL        % OF          WA         WA UW
RATES                             OF LOANS         BALANCE         IPB          LTV         DSCR
-----------------------------   ------------   --------------   ---------   ----------   ----------

 4.8600% -- 4.9999%                      1      $ 10,500,000        5.8%      73.9%        1.28x
 5.0000% -- 5.4999%                     14       145,846,083       81.2       73.8%        1.42x
 5.5000% -- 6.1000%                      9        23,288,992       13.0       64.6%        1.53x
-----------------------------           --      ------------      -----       ----         ----
 TOTAL/WEIGHTED AVERAGE:                24      $179,635,075      100.0%      72.6%        1.42x
-----------------------------           --      ------------      -----       ----         ----
 WA MORTGAGE INTEREST RATE:         5.3838%

                     ORIGINAL TERM TO MATURITY/ARD IN MONTHS

 ORIGINAL TERM TO               NUMBER        PRINCIPAL         % OF          WA         WA UW
MATURITY/ARD                  OF LOANS        BALANCE           IPB          LTV         DSCR
--------------------------   ----------   ---------------   ----------   ----------   ----------

 108 -- 120                      23        $174,497,626         97.1%       73.3%        1.42x
 181 -- 229                       1           5,137,449          2.9        48.9%        1.63x
--------------------------       --        ------------        -----        ----         ----
 TOTAL/WEIGHTED AVERAGE:         24        $179,635,075        100.0%       72.6%        1.42x
--------------------------       --        ------------        -----        ----         ----
 WA ORIGINAL TERM TO MATURITY/ARD: 121

                             GEOGRAPHIC DISTRIBUTION

                               NUMBER OF       PRINCIPAL         % OF          WA         WA UW
 STATES                       PROPERTIES        BALANCE          IPB          LTV         DSCR
--------------------------   ------------   --------------   ----------   ----------   ----------

 FLORIDA                           4         $ 61,678,946        34.3%        76.3%        1.27x
 TEXAS                            10           24,240,141        13.5         71.3%        1.41x
 CALIFORNIA                        2           20,937,449        11.7         57.5%        1.48x
   Northern California             0                    0         0.0          0.0%        0.00x
   Southern California             2           20,937,449        11.7         57.5%        1.48x
 NEW YORK                          1           20,000,000        11.1         80.0%        1.67x
 NORTH CAROLINA                    1           15,066,853         8.4         73.5%        1.62x
 OKLAHOMA                          3           14,317,606         8.0         73.9%        1.33x
 VIRGINIA                          1            7,500,000         4.2         56.4%        1.67x
 OTHER                             5           15,894,080         8.8         76.7%        1.43x
--------------------------        --         ------------       -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:          27         $179,635,075       100.0%        72.6%        1.42x

               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS

                                NUMBER       PRINCIPAL         % OF          WA         WA UW
 UW DSCR                      OF LOANS        BALANCE          IPB          LTV         DSCR
--------------------------   ----------   --------------   ----------   ----------   ----------

 1.20X -- 1.29X                   8        $ 80,728,096        44.9%        76.4%        1.24x
 1.30X -- 1.39X                   1           3,000,000         1.7         62.4%        1.38x
 1.40X -- 1.49X                   5          25,445,481        14.2         65.1%        1.43x
 1.50X -- 1.59X                   3          12,045,189         6.7         75.1%        1.56x
 1.60X -- 1.69X                   6          57,442,317        32.0         71.1%        1.64x
 2.00X -- 2.09X                   1             973,992         0.5         57.3%        2.09x
--------------------------        -        ------------       -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:         24        $179,635,075       100.0%        72.6%        1.42x

                    REMAINING TERMS TO MATURITY/ARD IN MONTHS

 RANGE OF REMAINING TERMS        NUMBER        PRINCIPAL         % OF          WA         WA UW
TO MATURITY/ARD                OF LOANS        BALANCE           IPB          LTV         DSCR
---------------------------   ----------   ---------------   ----------   ----------   ----------

 101 -- 120                       23        $174,497,626         97.1%       73.3%        1.42x
 181 -- 228                        1           5,137,449          2.9        48.9%        1.63x
---------------------------       --        ------------        -----        ----         ----
 TOTAL/WEIGHTED AVERAGE:          24        $179,635,075        100.0%       72.6%        1.42x
---------------------------       --        ------------        -----        ----         ----
 WA REMAINING TERM TO MATURITY/ARD: 121

                           PROPERTY TYPE DISTRIBUTION

                                                       NUMBER OF       PRINCIPAL        % OF         WA        WA UW
 PROPERTY TYPE                  SUB PROPERTY TYPE     PROPERTIES       BALANCE          IPB         LTV        DSCR
---------------------------  ----------------------  ------------  ---------------  ----------  ----------  ----------

  MULTIFAMILY                Garden                       21        $152,259,157        84.8%       73.1%       1.43x
---------------------------  ----------------------       --        ------------        ----        ----        ----
  MANUFACTURED HOUSING       Manufactured Housing          6        $ 27,375,918        15.2%       69.9%       1.39x
---------------------------  ----------------------       --        ------------        ----        ----        ----
  TOTAL/WEIGHTED AVERAGE:                                 27        $179,635,075         100%       72.6%       1.42x

                                    10 of 74
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C3

                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 2

                     ORIGINAL AMORTIZATION TERM IN MONTHS(1)

                                       NUMBER        PRINCIPAL         % OF          WA          WA UW
 ORIGINAL AMORTIZATION TERM          OF LOANS        BALANCE           IPB          LTV          DSCR
---------------------------------   ----------   ---------------   ----------   ----------   ----------

 229 -- 300                               6       $ 17,683,208          9.8%       64.0%        1.46x
 331 -- 360                              18        161,951,867         90.2        73.6%        1.42x
---------------------------------        --       ------------        -----        ----         ----
 TOTAL/WEIGHTED AVERAGE:                 24       $179,635,075        100.0%       72.6%        1.42x
---------------------------------        --       ------------        -----        ----         ----
 WA ORIGINAL AMORTIZATION TERM:         352

                        LTV RATIOS AS OF THE CUT-OFF DATE

                                   NUMBER        PRINCIPAL         % OF          WA          WA UW
 CUT-OFF DATE LTV                OF LOANS        BALANCE           IPB          LTV          DSCR
-----------------------------   ----------   ---------------   ----------   ----------   ----------

 48.9% -- 59.9%                        4      $ 15,358,312          8.5%       54.2%        1.68x
 60.0% -- 64.9%                        2        18,800,000         10.5        60.7%        1.42x
 65.0% -- 69.9%                        2         3,600,000          2.0        66.7%        1.50x
 70.0% -- 74.9%                        8        78,081,061         43.5        74.0%        1.38x
 75.0% -- 80.0%                        8        63,795,703         35.5        79.3%        1.42x
-----------------------------          -      ------------        -----        ----         ----
 TOTAL/WEIGHTED AVERAGE:              24      $179,635,075        100.0%       72.6%        1.42x
-----------------------------         --      ------------        -----        ----         ----
 WA CUT-OFF DATE LTV RATIO:         72.6%

                               AMORTIZATION TYPES

                                NUMBER        PRINCIPAL         % OF          WA          WA UW
 AMORTIZED TYPES              OF LOANS        BALANCE           IPB          LTV          DSCR
--------------------------   ----------   ---------------   ----------   ----------   ----------

 BALLOON LOANS                   18        $107,247,626         59.7%        73.2%        1.49x
 PARTIAL INTEREST-ONLY            5          67,250,000         37.4         73.6%        1.30x
 FULLY AMORTIZING                 1           5,137,449          2.9         48.9%        1.63x
--------------------------       --        ------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:         24        $179,635,075        100.0%        72.6%        1.42x

                           CURRENT OCCUPANCY RATES(3)

                                NUMBER OF       PRINCIPAL         % OF          WA          WA UW
 CURRENT OCCUPANCY RATES       PROPERTIES        BALANCE           IPB          LTV         DSCR
--------------------------   -------------   ---------------   ----------   ----------   ----------

 73.3% -- 80.0%                     1         $  1,746,871          1.0%       59.0%        1.64x
 80.1% -- 85.0%                     1           15,300,000          8.5        78.1%        1.23x
 85.1% -- 90.0%                     3           24,217,606         13.5        78.8%        1.63x
 90.1% -- 95.0%                     8           55,236,432         30.7        75.0%        1.40x
 95.1% -- 100.0%                   14           83,134,166         46.3        68.5%        1.41x
--------------------------         --         ------------        -----        ----         ----
 TOTAL/WEIGHTED AVERAGE:           27         $179,635,075        100.0%       72.6%        1.42x

(1)  Excludes loans that are interest only for the entire term.

(2)  Excludes fully-amortizing loans.

(3)  Excludes the hotel properties.

(4)  Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

                    REMAINING AMORTIZATION TERM IN MONTHS(1)

 REMAINING AMORTIZATION         NUMBER        PRINCIPAL         % OF          WA         WA UW
TERM                          OF LOANS        BALANCE           IPB          LTV         DSCR
--------------------------   ----------   ---------------   ----------   ----------   ----------

 228 -- 300                       6         $ 17,683,208          9.8%     64.0%        1.46x
 331 -- 360                      18          161,951,867         90.2      73.6%        1.42x
--------------------------       --         ------------        -----      ----         ----
 TOTAL/WEIGHTED AVERAGE:         24         $179,635,075        100.0%     72.6%        1.42x
--------------------------       --         ------------        -----      ----         ----
 WA REMAINING AMORTIZATION TERM: 351

                    LTV RATIOS AS OF THE MATURITY/ARD DATE(2)

                                       NUMBER        PRINCIPAL         % OF          WA          WA UW
 MATURITY/ARD LTV                    OF LOANS        BALANCE           IPB          LTV          DSCR
---------------------------------   ----------   ---------------   ----------   ----------   ----------

 47.9% -- 59.9%                            9      $ 38,048,737         21.8%      61.9%        1.50x
 60.0% -- 64.9%                            6        46,771,071         26.8       74.0%        1.47x
 65.0% -- 70.4%                            8        89,677,818         51.4       77.8%        1.35x
---------------------------------          -      ------------        -----       ----         ----
 TOTAL/WEIGHTED AVERAGE:                  23      $174,497,626        100.0%      73.3%        1.42x
---------------------------------         --      ------------        -----       ----         ----
 WA LTV RATIO AT MATURITY:              62.6%
---------------------------------       ----      ------------        -----       ----         ----
 MAXIMUM LTV RATIO AT MATURITY:         70.4%
 MINIMUM LTV RATIO AT MATURITY:         47.9%

                             YEAR BUILT/RENOVATED(4)

                                NUMBER OF        PRINCIPAL         % OF          WA         WA UW
 YEAR BUILT/RENOVATED          PROPERTIES        BALANCE           IPB          LTV         DSCR
--------------------------   -------------   ---------------   ----------   ----------   ----------

 1960 -- 1969                       7         $ 18,636,584         10.4%        58.4%        1.57x
 1970 -- 1979                       2           11,361,793          6.3         78.0%        1.35x
 1980 -- 1989                       5           47,931,667         26.7         78.0%        1.43x
 1990 -- 1999                       3           18,667,606         10.4         76.3%        1.39x
 2000 -- 2004                      10           83,037,426         46.2         71.2%        1.40x
--------------------------         --         ------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:           27         $179,635,075        100.0%        72.6%        1.42x

                              PREPAYMENT PROTECTION

                                     NUMBER        PRINCIPAL         % OF          WA         WA UW
 PREPAYMENT PROTECTION             OF LOANS        BALANCE           IPB          LTV         DSCR
-------------------------------   ----------   ---------------   ----------   ----------   ----------

 DEFEASANCE                           18        $126,606,530         70.5%        72.9%       1.46x
 YIELD MAINTENANCE                     5          47,078,545         26.2         71.1%       1.32x
 YIELD MAINTENANCE/DEFEASANCE          1           5,950,000          3.3         79.3%       1.56x
-------------------------------       --        ------------        -----         ----        ----
 TOTAL/WEIGHTED AVERAGE:              24        $179,635,075        100.0%        72.6%       1.42x

                                    11 of 74
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2004-C3

     TOP 10 MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS

                                                          AGGREGATE
   LOAN                  LOAN NAME           LOAN        CUT-OFF DATE    % OF
 SELLER(1)              (LOCATION)           GROUP         BALANCE       IPB
----------              ----------           -----       ------------    ----

 NCCI       DDR Portfolio                      1        $150,480,000      9.9%
            (Various, Various)
 NCCI       Las Olas Centre                    1          98,980,000      6.5
            (Ft. Lauderdale, FL)
 JPMCB      345 Park Avenue South              1          75,000,000      4.9
            (New York, NY)
 JPMCB      Crossroads Shopping Center         1          64,000,000      4.2
            (White Plains, NY)
 PNC        Everest Portfolio                  1          62,500,000      4.1
            (Various, MA)
 JPMCB      Broadway Marketplace               1          42,000,000      2.8
            (Denver, CO)
 NCCI       College Suites Stadium             1          28,000,000      1.8
            (Columbia, SC)
 NCCI       Lakeshore Club Apartments          2          28,000,000      1.8
            (Tampa, FL)
 NCCI       Champaign Office & Retail          1          26,000,000      1.7
            (Champaign, IL)
 JPMCB      Moorings at Mesa Cove Apartments   1          22,500,000      1.5
            (Mesa, AZ)

      TOTAL/WEIGHTED AVERAGE:                           $597,460,000     39.2%

    LOAN                   UNIT OF    LOAN PER      UW       CUT-OFF LTV    PROPERTY
  SELLER(1)      UNITS     MEASURE      UNIT       DSCR         RATIO         TYPE
  ---------      -----     -------    --------     ----      -----------    --------

 NCCI         1,634,765      SF      $     92      1.81x        71.5%       Retail
 NCCI           468,843      SF      $    211      1.46x        75.6%       Office
 JPMCB          272,348      SF      $    275      1.35x        75.0%       Office
 JPMCB          310,919      SF      $    206      1.22x        80.0%       Retail
 PNC            676,454      SF      $     92      1.44x        78.7%       Various
 JPMCB          387,458      SF      $    108      1.18x        78.9%       Retail
 NCCI               264     Units    $106,061      1.32x        79.7%       Multifamily
 NCCI               650     Units    $ 43,077      1.20x        74.5%       Multifamily
 NCCI           237,701      SF      $    109      1.36x        77.6%       Mixed Use
 JPMCB              406     Units    $ 55,419      1.22x        78.1%       Multifamily

      TOTAL/WEIGHTED AVERAGE:                      1.45X        75.8%

(1) "JPMCB" = JPMorgan Chase Bank, National Association; "NCCI" = Nomura Credit &
  Capital, Inc.; "PNC" = PNC Bank, National Association

                                    12 of 74
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    13 of 74
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

                                 DDR PORTFOLIO

[4 PHOTOS OF DDR PORTFOLIO PROPERTIES OMITTED]

                                    14 of 74

                                 DDR PORTFOLIO

                         PORTFOLIO INFORMATION
------------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $150,480,000

 CUT-OFF DATE PRINCIPAL BALANCE:   $150,480,000

 % OF POOL BY IPB:                 9.9%

 LOAN SELLER:                      Nomura Credit & Capital, Inc.

 BORROWERS:                        DDR Panorama Plaza LLC, DDR
                                   Culver Ridge LLC, DDR Orchard
                                   Park LLC, DDR Union Road LLC,
                                   DDR Robinson Stop LLC, DDR
                                   Jamestown Plaza LLC, DDR
                                   Chillicothe LLC, DDR Midway Plaza
                                   LLC, DDR Ontario Plaza LLC, DDR
                                   Warsaw Plaza LLC, DDR Northcreek
                                   Commons LLC, DDR Leroy Plaza
                                   LLC, DDR Oxford Place LLC

 SPONSOR:                          DDR Markaz II LLC

 ORIGINATION DATE:                 11/08/04

 INTEREST RATE:                    5.1470%

 INTEREST ONLY PERIOD:             84 Months

 ARD DATE:                         11/11/11

 MATURITY DATE:                    11/11/14

 AMORTIZATION TYPE:                Interest Only

 ORIGINAL AMORTIZATION:            NAP

 REMAINING AMORTIZATION:           NAP

 CALL PROTECTION:                  L(24),Grtr1%orYM(52),O(7)

 CROSS-COLLATERALIZATION:          Yes

 LOCK BOX:                         Soft

 ADDITIONAL DEBT:                  Permitted up to $5,000,000

 ADDITIONAL DEBT TYPE:             Permitted Unsecured Subordinate
                                   Financing

 LOAN PURPOSE:                     Acquisition

                                     ESCROWS
--------------------------------------------------------------------------------

 ESCROWS/RESERVES:                                          INITIAL    MONTHLY
                                                            -------------------
 ENGINEERING:                                               $266,250      $0

 In the event of the DSCR declining below 1.05x (assuming a 30-year amortization schedule) for three consecutive months, or in an event of default, monthly reserves for taxes, insurance, replacement reserves, tenant improvements and leasing commissions are required. Each of the aforementioned escrows will be released to the Borrower after three (3) consecutive months of 1.20x debt-service coverage performance.

                  PROPERTY INFORMATION
---------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Portfolio (13 Mortgage Loans)

 TITLE:                    Fee/Leasehold

 PROPERTY TYPE:            Retail -- Anchored

 SQUARE FOOTAGE:           1,634,765

 LOCATION:                 Various

 YEAR BUILT/RENOVATED:     Various

 OCCUPANCY(1):             100%

 OCCUPANCY DATE:           09/30/04

 NUMBER OF TENANTS:        131

 HISTORICAL NOI:           NAP

 UW REVENUES:              $20,523,868

 UW EXPENSES:              $5,424,447

 UW NOI:                   $15,099,421

 UW NET CASH FLOW:         $14,174,780

 APPRAISED VALUE:          $210,400,000

 APPRAISAL DATE:           Various

 PORTFOLIO'S FINANCIAL INFORMATION
------------------------------------

 CUT-OFF DATE LOANS/SF:   $  92
 CUT-OFF DATE LTV:         71.5%
 MATURITY DATE LTV:        71.5%
 UW DSCR:                  1.81x

(1) At closing, the principal of the Borrowers, Developers Diversified Realty
Corporation, executed a Master Lease Agreement for each of the vacant spaces at the properties for periods of either two years or four years. Hence, although the individual properties are effectively 100% leased, the actual current occupancies are: Panorama Plaza (94.8%), Culver Ridge Plaza (95.5%), Crossroads
Centre (87.6%), Tops Plaza -- Union Road (81.2%), Tops Plaza -- Robinson Road
(100.0%), Tops Plaza -- Jamestown (90.1%), Chillicothe Place (100.0%), Midway
Plaza (98.7%), Tops Plaza -- Ontario (100.0%), Tops Plaza -- Warsaw (93.7%),
Northcreek Commons (93.7%), Tops Plaza -- Le Roy (100.0%) and Oxford Place
(96.7%).

                                    15 of 74

                                 DDR PORTFOLIO

                                                  SIGNIFICANT TENANTS
                                                                                                     BASE        LEASE
                                                                 MOODY'S/    SQUARE       % OF       RENT     EXPIRATION
       TENANT NAME                    PARENT COMPANY               S&P(1)     FEET       GLA         PSF2        YEAR
---------------------- --------------------------------------- ----------- --------- ----------- ----------- -----------

 TOPS MARKET           Royal Ahold N.V. (NYSE: AHO)               Ba3/BB   508,430   31.10%        $ 10.08     Various

 KROGER                The Kroger Co. (NYSE: KR)                 Baa2/BBB  241,521   14.77%        $  6.93     Various

 REGAL CINEMA          Regal Entertainment Group (NYSE: RGC)     Ba3/BB-    58,012    3.55%        $  6.95      2022

 DOLLAR TREE           Dollar Tree Stores, Inc.                    NAP      48,341    2.96%        $  8.47     Various

 BLOCKBUSTER VIDEO     Viacom, Inc. (NYSE: VIA)                   A3/A-     38,513    2.36%        $ 15.16     Various

 STEIN MART            Stein Mart, Inc.                            NAP      36,000    2.20%        $  6.38      2012

 AJ WRIGHT             TJX Companies (NYSE: TJX)                   A3/A     26,959    1.65%        $  9.00      2014

 FACTORY CARD OUTLET   Factory Card Outlet & Party Corp.           NAP      25,439    1.56%        $ 12.00      2007

 OFFICE MAX            Boise Cascade (NYSE: BCC)                  Ba2/BB    23,404    1.43%        $ 10.50      2013

 LINENS 'N THINGS      Linens 'N Things, Inc.                      NAP      23,114    1.41%        $ 10.25      2008

(1) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(2) May reflect an average of several leases with different economic terms.

                                                YEAR     SQUARE
         LOAN NAME              LOCATION       BUILT      FEET      OCCUPANCY(1)
------------------------ -------------------- ------- ----------- -------------

 PANORAMA PLAZA          Rochester, NY        1969      278,241       100%

 CULVER RIDGE PLAZA      Irondequoit, NY      1981      226,812       100%

 CROSSROADS CENTRE       Orchard Park, NY     2001      167,805       100%

 TOPS PLAZA -- UNION     Cheektowaga, NY      1960      151,357       100%
  ROAD

 TOPS PLAZA --           Amherst, NY          1986      145,642       100%
  ROBINSON ROAD

 TOPS PLAZA --           Jamestown, NY        1998       98,001       100%
  JAMESTOWN

 CHILLICOTHE PLACE       Chillicothe, OH      1981      105,512       100%

 MIDWAY PLAZA            Loganville, GA       1995       91,196       100%

 TOPS PLAZA -- ONTARIO   Ontario, NY          1998       77,040       100%

 TOPS PLAZA -- WARSAW    Warsaw, NY           1995       74,105       100%

 NORTHCREEK COMMONS      Goodlettsville, TN   1987       84,441       100%

 TOPS PLAZA -- LE ROY    Le Roy, NY           1997       62,747       100%

 OXFORD PLACE            Oxford, MS           2000       71,866       100%
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE                               1,634,765       100%

                                                                         CUT-OFF      APPRAISED
         LOAN NAME                   THREE LARGEST TENANTS              BALANCE         VALUE
------------------------ ------------------------------------------ -------------- --------------

 PANORAMA PLAZA          Tops Market, Linens `N Things, Eckerd       $ 31,000,000   $ 45,000,000
                         Drugs

 CULVER RIDGE PLAZA      Regal Cinema, AJ Wright, Petco Animal         22,500,000     30,500,000
                         Supplies

 CROSSROADS CENTRE       Tops Market, Stein Mart, Colonial Wine &      18,200,000     24,400,000
                         Spirits
 TOPS PLAZA -- UNION     Tops Market, Dollar Tree, Advance Auto        14,500,000     22,700,000
  ROAD                   Parts

 TOPS PLAZA --           Tops Market, Shanor Lighting Center,          10,420,000     14,800,000
  ROBINSON ROAD          Blockbuster

 TOPS PLAZA --           Tops Market, Hollywood Video,                 10,750,000     14,300,000
  JAMESTOWN              Progressive Casualty Insurance

 CHILLICOTHE PLACE       Kroger, Office Max, CVS Pharmacy               9,000,000     12,300,000

 MIDWAY PLAZA            Kroger, Buffalo's Cafe, Monterrey              8,900,000     11,500,000
                         Mexican Restaurant

 TOPS PLAZA -- ONTARIO   Tops Market, Secor Lumber, New York            6,370,000      9,200,000
                         Sports

 TOPS PLAZA -- WARSAW    Tops Market, Hollywood Video, Rent-Way         5,740,000      8,200,000

 NORTHCREEK COMMONS      Kroger, Dr. David Weaver, Southeast            5,700,000      7,500,000
                         Financial Credit Union

 TOPS PLAZA -- LE ROY    Tops Market, Blockbuster, Dollar Tree          5,100,000      7,000,000

 OXFORD PLACE            Kroger, PJ's Wine & Liquor, Tequila's          2,300,000      3,000,000
                         Mexican Bar
-------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE                                              $150,480,000   $210,400,000

(1) At closing, the principal of the Borrowers, Developers Diversified Realty
Corporation, executed a Master Lease Agreement for each of the vacant spaces at the properties for periods of either two years or four years. Hence, although the individual properties are effectively 100% leased, the actual current occupancies are: Panorama Plaza (94.8%), Culver Ridge Plaza (95.5%), Crossroads
Centre (87.6%), Tops Plaza -- Union Road (81.2%), Tops Plaza -- Robinson Road
(100.0%), Tops Plaza -- Jamestown (90.1%), Chillicothe Place (100.0%), Midway
Plaza (98.7%), Tops Plaza -- Ontario (100.0%), Tops Plaza -- Warsaw (93.7%),
Northcreek Commons (93.7%), Tops Plaza -- Le Roy (100.0%) and Oxford Place
(96.7%).

                                    16 of 74

                                 DDR PORTFOLIO

THE LOANS. The DDR Portfolio consists of 13 cross-collateralized and cross-defaulted loans that are secured by first mortgages on the fee/leasehold interests in 13 anchored retail shopping centers comprised of approximately
1,634,765 square feet. The loans financed the acquisition of the subject properties. Developers Diversified Realty Corporation ("DDR") acquired 9 of the
13 properties in March 2004 as part of their purchase of Benderson Development
Company, Inc. In association with this financing, DDR formed a joint venture with Kuwait Financial Centre S.A.K. ("Markaz") and Bank of Bahrain and Kuwait
B.S.C. ("BBK") investors. DDR purchased a 20% ownership interest in the joint venture, while Markaz and BBK purchased the remaining 80% interest.

THE BORROWER. The borrowing entities are 100% owned by a joint venture between
Developers Diversified Realty Corporation ("DDR") and an investor group controlled by Kuwait Financial Centre S.A.K. ("Markaz") and Bank of Bahrain and
Kuwait B.S.C. ("BBK"). DDR is the managing member and conducts all day-to-day business operations of the joint venture, however, Markaz and BBK have approval rights on all major decisions. DDR serves as the asset manager, property manager, and leasing agent for the joint venture. DDR, a publicly traded REIT, is one of the largest owners, operators and developers of shopping centers in the United States. DDR currently owns and manages over 480 operating and development properties totalling approximately 102 million square feet of real estate in 44 states. As of August 12, 2004, DDR had a total market capitalization of $7.6 billion and investment-grade senior unsecured corporate credit ratings of Baa3/BBB by Moody's and S&P, respectively. Kuwait Financial
Centre S.A.K. was established in 1974, Markaz's experience in investing in U.S.
real estate dates back to 1978. In 1997, the company was listed on the Kuwait
Stock Exchange, and is now Kuwait's third largest public investment company.
BBK commenced operations in Bahrain in 1972. BBK is Bahrain's largest commercial bank in terms of assets, and provides a full range of banking services to businesses and individuals through its branch offices in Bahrain.

THE PROPERTIES. The DDR Portfolio consists of 13 anchored retail shopping centers located in 5 states: New York, Ohio, Georgia, Mississippi and
Tennessee. The properties are: Panorama Plaza, Culver Ridge Plaza, Crossroads
Centre, Tops Plaza -- Union Road, Tops Plaza -- Robinson Road, Tops Plaza --
Jamestown, Chillicothe Place, Midway Plaza, Tops Plaza -- Ontario, Tops Plaza
-- Warsaw, Northcreek Commons, Tops Plaza -- Le Roy and Oxford Place.

THE MARKETS(1).

Panorama Plaza
--------------

Panorama Plaza is located in Rochester, Monroe County, New York. This location is approximately 7 miles east of downtown Rochester in western New York State.
The subject property is located within the six-county Rochester Metropolitan
Statistical Area (MSA). The property is anchored by Tops Market. According to
The O'Brien Company, Tops Market is currently averaging approximately $323 in annual sales per square foot at this location, providing an occupancy cost of
5.0 percent.

The subject's local area is composed of a broad variety of uses, single-family homes, low to mid-rise apartments buildings, and light industrial, commercial, retail and office uses. As of 2002, within a 5-mile radius of the subject property reside 184,795 people (45,654 households) with an average household income of $56,052. According to REIS, as of First Quarter 2004, the Southeast
Monroe submarket contains 18 neighborhood and community shopping centers that comprise nearly 2.6 million square feet of space. The submarket is currently exhibiting an overall vacancy rate of 7.7%.

Culver Ridge Plaza
------------------

Culver Ridge Plaza is located in Irondequoit, Monroe County, New York. This location is approximately 10 miles north of downtown Rochester and located within the six-county Rochester MSA. The property is anchored by Regal Cinema.
Regal Cinema's year-end 2003 sales per screen were $248,000, providing an occupancy cost of 15.8 percent.

As of 2002, within a 3-mile radius of the subject property reside 106,088 people (42,858 households) with an average household income of $49,182. Within a 5-mile radius of the subject property reside 268,695 people (112,930 households) with an average household income of $49,629. The Rochester
MSA/subject market's population is demographically attractive for the movie theatre industry. In addition to being a medium income area, a high portion of the population is single. Nearly 47% of Rochester MSA's population consists of single people, while the national single population accounts for just 27% of households nationally. According to REIS as of Second Quarter 2004, the
Irondequoit/Webster submarket contains 14 neighborhood and community shopping centers that comprise more than 2.2 million square feet of space. The submarket is currently exhibiting an overall vacancy rate of 3.9%.

Crossroads Centre
-----------------

Crossroads Centre is located in Orchard Park, Erie County, New York, within the greater Buffalo area. This location is approximately 3 miles southeast of downtown Buffalo in Eastern New York State. The property is anchored by Tops
Market. According to The O'Brien Company, Tops Market is currently averaging approximately $547 in annual sales per square foot at this location, providing an occupancy cost of 2.5 percent.

Greater Buffalo is home to over 1 million people, with roughly 80% of this population residing in Erie County. As an MSA in the mature phase of its lifecycle, this area exhibits a combination of economic stoicism and gradual decline. However, the demand for more homes and big-box development in the
Buffalo MSA market is not ceasing.

(1) Certain information was obtained from the various appraisals for the DDR
Portfolio. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.

                                    17 of 74

                                 DDR PORTFOLIO

The surrounding area is comprised of a mix of uses, including retail, residential and light industrial. Directly northeast of the property is a
Lowe's Home Improvement center currently under construction. As of 2002, within a 5-mile radius of the subject property reside 127,710 people (52,000 households) with an average household income of $59,463. According to REIS as of Second Quarter 2004, the SW Lake Erie/West Seneca/East Aurora submarket contains 29 neighborhood and community shopping centers that comprise more than
4.0 million square feet of space. It should be noted that per REIS, the majority of the vacant space exists in retail centers constructed before 1989;
neighborhood and community shopping centers constructed after 1994 are exhibiting vacancy rates of 4.4%.

Tops Plaza -- Union Road
------------------------

Tops Plaza -- Union Road located in Cheektowaga, Erie County, New York, within the greater Buffalo area. This location is approximately 10 miles east of
Buffalo in western New York State. The property is anchored by Tops Market.
According to The O'Brien Company, Tops Market is currently averaging approximately $480 in annual sales per square foot at this location, providing an occupancy cost of 3.0 percent.

Greater Buffalo is home to over 1 million people, with roughly 80% of this population residing in Erie County. As an MSA in the mature phase of its lifecycle, this area exhibits a combination of economic stoicism and gradual decline. However, the demand for more homes and big-box development in the
Buffalo MSA market is not ceasing.

Within the town of Cheektowaga, the subject is situated within the primary retail section, which is characterized by various strip malls and freestanding retail uses that line the major roadways in the area. As of 2002, within a
5-mile radius of the subject property reside 303,972 people (125,764 households) with an average household income of $50,565. According to REIS as of Second Quarter 2004, the subject's submarket contains 35 neighborhood and community shopping centers that comprise more than 3.5 million square feet of space.

Tops Plaza -- Robinson Road
---------------------------

Tops -- Robinson Road is located in Amherst, Erie County, New York, within the greater Buffalo area. This location is approximately 15 miles north of downtown
Buffalo in West New York. The property is anchored by Tops Market. According to
The O'Brien Company, Tops Market is currently averaging approximately $317 in annual sales per square foot at this location, providing an occupancy cost of
2.7 percent.

Greater Buffalo is home to over 1 million people, with roughly 80% of this population residing in Erie County. As an MSA in the mature phase of its lifecycle, this area exhibits a combination of economic stoicism and gradual decline. However, the demand for more homes and big-box development in the
Buffalo MSA market is not ceasing.

The area in which the subject is located is considered a stable and established retail environment. Population, employment and housing trends are relatively stable and are anticipated to remain relatively static over the next few years.
As of 2002, within a 5-mile radius of the subject property reside 167,565 people (67,783 households) with an average household income of $60,149.
According to REIS as of Second Quarter 2004, the Tonawanda/Niagra Falls
submarket contains 26 neighborhood and community shopping centers that comprise more than 2.6 million square feet of space. The submarket is currently exhibiting an overall vacancy rate of 5.4%.

Tops Plaza -- Jamestown
-----------------------

Tops Plaza -- Jamestown is located in Jamestown, Chautauqua County, New York.
This location is approximately 75 miles south of downtown Buffalo in Southwest
New York State. The property is anchored by Tops Market. According to The
O'Brien Company, Tops Market is currently averaging approximately $236 in annual sales per square foot at this location, providing an occupancy cost of
5.9 percent.

Although not directly a part of the Buffalo MSA, as a result of its proximity to Buffalo, Jamestown is impacted by the MSA's performance. Greater Buffalo is home to over 1 million people, with roughly 80% of this population residing in
Erie County. As an MSA in the mature phase of its lifecycle, this area exhibits a combination of economic stoicism and gradual decline. However, the demand for more homes and big-box development in the Buffalo MSA market is not ceasing.

The general area surrounding the subject is composed of a mix of uses, including residential, commercial and agricultural. As of 2002, within a 5-mile radius of the subject property reside 48,295 people (20,614 households) with an average household income of $44,728. In the aggregate, the competitive market contains approximately 321,521 square feet, and includes the subject property.
The weighted average total occupancy in subject's competitive centers is approximately 96%.

Chillicothe Place
-----------------

Chillicothe Place is located in Chillicothe, Ross County, Ohio. This location is approximately 35 miles south of Columbus. The property is anchored by a
Kroger Supermarket. Kroger's year-end 2003 sales per square foot were $477 at this location, providing an occupancy cost of 2.2 percent.

The subject is situated within the primary retail corridor of Chillicothe, which is characterized by various strip malls, community centers and freestanding retail uses that line North Bridge Street. As of 2003, within a
5-mile radius of the subject property reside 36,289 people (13,498 households)
with an average household income of $51,412. In the aggregate, the competitive retail market (inclusive of the subject) consists of 8 retail properties containing approximately 1,544,213 square feet. Occupancy for these properties
(including the subject) averages 94%.

                                    18 of 74

                                 DDR PORTFOLIO

Midway Plaza
------------

Midway Plaza is located in Loganville, Gwinnett County, Georgia. This location is approximately 30 miles east of the Atlanta CBD. The property is anchored by a Kroger Supermarket. Kroger's year-end 2003 sales per square foot were $461 at this location, providing an occupancy cost of 2.3 percent.

The surrounding area is comprised of a mix of uses, including retail centers, fast-food restaurants, freestanding retail buildings and gas stations. Land uses along side streets tend to be single-family residences ranging in age from
10 to 40 years. In the aggregate, the competitive market (inclusive of the subject) contains approximately 334,892 square feet. As of 2003, within a
5-mile radius of the subject property reside 75,067 people (24,893 households)
with an average household income of $84,598. According to REIS as of Second
Quarter 2004, the Lilburn/I-78 submarket contains 74 neighborhood and community shopping centers that comprise more than 5.1 million square feet of space. The submarket is currently exhibiting a vacancy rate of 9.6% for neighborhood shopping centers.

Tops Plaza -- Ontario
---------------------

Tops Plaza -- Ontario is located in Ontario, Wayne County, New York. The property is located within the greater Rochester area, approximately 25 miles east of downtown Rochester in Northwestern New York State. The property is anchored by Tops Market. According to The O'Brien Company, Tops Market is
currently averaging approximately $387 in annual sales per square foot at this location, providing an occupancy cost of 2.7 percent.

Ontario is a moderately rural community that is situated approximately thirty minutes from Rochester. Wayne County, in which Ontario is situated, is considered part of the Rochester MSA. The subject property is the dominant retail center in the immediate area and is well positioned to continue to serve the community. As of 2002, within a 5-mile radius of the subject property reside 16,976 people (6,285 households) with an average household income of
$65,216. The Rochester MSA is currently exhibiting similar vacancy rates in comparison to the Northeast Region and the United States as a whole. The rate of 7.8 percent in the MSA compares to 7.8 percent and 7.3 percent, respectively, for the Northeast Region and the United States.

Tops Plaza -- Warsaw
--------------------

Tops Plaza -- Warsaw is located in Warsaw, Wyoming County, New York. The property is located in the northeastern quadrant of Wyoming County. This location is approximately 46 miles southeast of downtown Buffalo and 44 miles southwest of downtown Rochester, in Western New York State. The property is anchored by Tops Market. According to The O'Brien Company, Tops Market is
currently averaging approximately $286 in annual sales per square foot at this location, providing an occupancy cost of 3.5 percent.

Although Wyoming County does not constitute a part of an MSA, it is central to many major markets. It is bordered by Genesee County (Rochester MSA) to the north, Cattaraugus and Allegany Counties to the south, Livingston County
(Rochester MSA) to the east and Erie County (Buffalo MSA) to the west. The most proximate retail districts to the subject are in Batavia (19 miles to the north) and Geneseo (20 miles to the east), which are part of the Rochester MSA.

The subject property is the only retail center of its kind in its market, anchored by a grocer and providing an additional complimentary tenant mix, in its market. As of 2002, within a 10-mile radius of the subject property reside
27,157 people (8,921 households) with an average household income of $51,292.

Northcreek Commons
------------------

Northcreek Commons is located in Goodlettsville, Davidson County, Tennessee.
The property is located within the Nashville MSA and is approximately 14 miles north of Nashville in Central Tennessee. The property is anchored by a Kroger
Supermarket. Kroger's year-end 2003 sales per square foot were $439 at this location, providing an occupancy cost of 1.9 percent.

Nashville's economy is beginning to expand again after several quarters in recession. Employment is generally well diversified, although several industries are concentrated in the Nashville market (automotive, music and health care), which help to stabilize the economy. Population growth in the
Nashville MSA is forecasted to be 1.25% per year through 2008.

Retail development in the immediate subject area is concentrated along
Longhollow Pike and Confederate and is especially heavy around major intersections such as the subject intersection. As of 2003, within a 5-mile radius of the subject property reside 62,848 people (26,318 households) with an average household income of $55,766. According to REIS as of Second Quarter
2004, the North/Northeast submarket contains 45 neighborhood and community shopping centers that comprise more than 4.3 million square feet of space. The submarket is currently experiencing a vacancy rate of 10.5%

                                    19 of 74

                                 DDR PORTFOLIO

Tops Plaza -- Le Roy
--------------------

Tops Plaza -- Le Roy is located in Le Roy, Genesee County, New York. The property is located within the six-county Rochester MSA. This location is approximately 28 miles southwest of downtown Rochester in Western New York
State. The property is anchored by Tops Market. According to The O'Brien
Company, Tops Market is currently averaging approximately $332 in annual sales per square foot at this location, providing an occupancy cost of 3.0 percent.

The subject's area is well served by an effective local roadway system and enjoys good regional access due to its proximity to I-90. As of 2002, within a
10-mile radius of the subject property reside 43,931 people (16,965 households)
with an average household income of $55,496. The subject is considered to be the primary retail center of its kind in the Le Roy area. Although there is secondary competition in the outlying neighborhoods, it is located a minimum of
10 miles from the subject property. In the aggregate, the competitive retail market (inclusive of the subject) includes 6 retail properties containing approximately 524,717 square feet.

Oxford Place
------------

Oxford Place is located in Oxford, Lafayette County, Mississippi. The Oxford,
Mississippi MSA is generally defined as Oxford and Lafayette County. The city of Oxford is the county seat of Lafayette County and is located in the center of the County. The property is anchored by a Kroger Supermarket.

Lafayette County population has grown 21.7% from 31,826 in 1990 to 38,744 in
2000. Oxford's population grew from 10,026 in 1990 to 11,756 in 2000, which is an increase of 17.3%. The major employer within the county is the University of
Mississippi. While Oxford continues to be recognized as a residential destination, Lafayette County has become a center of economic growth that extends well beyond its boundaries.

The subject's local area appears to be in moderate growth state, reflecting the overall economic conditions of the region. The area benefits by good transportation linkages and reasonable economic diversity. The majority of land uses along major arteries are commercial or industrial. Land uses along side streets vary with mixed uses including small industrial and residential. As of
2003, within a 10-mile radius of the subject property reside 26,851 people
(9,865 households) with an average household income of $48,166. In the aggregate, the competitive retail market (inclusive of the subject) includes 5 retail properties containing approximately 268,866 square feet.

ROYAL AHOLD (TOPS MARKETS) FINANCIAL PERFORMANCE. Royal Ahold N.V. (NYSE: AHO)
("Royal Ahold") serves over 40 million customers weekly and is the third largest food retailer in the world. They operate six retail companies within the United States: Stop & Shop, Giant-Landover, Giant-Carlisle, Tops Market,
BI-LO and Bruno's. Tops Market is the largest tenant in the DDR portfolio
(31.1% of total GLA) and currently operates 161 supermarkets in western New
York that dominate the region. The company has annual sales of approximately $3 billion and is one of the largest employers in the region. On February 24,
2003, Royal Ahold publicly admitted it had, over the prior three years, knowingly engaged in various irregular accounting practices. Subsequently, the company announced on May 8th, 2003 that the overstatement at U.S. Foodservice was approximately $880 million over the three years ended December 2003. As a result of the aforementioned events, in November 2003, Royal Ahold announced a three-year strategic and financing plan. Royal Ahold has made strategic decisions to focus its efforts on its remaining U.S. food retail operations, including Stop & Shop, Giant-Landover, Giant-Carlisle, Tops Market, and Peapod,
positioning those companies for growth. AHO also established a goal of returning to an investment grade credit profile by the end of 2005. Royal Ahold is currently meeting these expectations and has made good progress in executing the reorganization plan. Ahold's plan emphasizes a total overhaul of their organization and control procedures. All of the employees currently charged were previously terminated or resigned from the company last year. Royal Ahold is currently rated BB by S&P and, on September 20th, 2004, Moody's upgraded the company's credit rating to Ba3.

PROPERTY MANAGEMENT. The property manager of the DDR Portfolio properties is
Developers Diversified Realty Corporation ("DDR"), a related entity of the borrowers. DDR, a publicly traded REIT, is one of the largest owners, operators and developers of shopping centers in the United States. DDR currently owns and manages over 460 operating and development properties totaling approximately
102 million square feet of real estate in 44 states. As of August 12, 2004, DDR had a total market capitalization of $7.6 billion and investment-grade senior unsecured corporate credit ratings of Baa3/BBB from Moody's and S&P respectively.

                                    20 of 74

                                 DDR PORTFOLIO

                AGGREGATE LEASE ROLLOVER SCHEDULE

                 NUMBER       SQUARE      % OF
               OF LEASES      FEET         GLA        BASE RENT
 YEAR           EXPIRING    EXPIRING    EXPIRING(1)   EXPIRING(1)
------------- ----------- ------------ ----------- --------------

   VACANT(1)     NAP               0        0.0%         NAP

 2004 & MTM       2            4,600        0.3     $    59,448

     2005         26          81,069        5.0         945,951

     2006         51         161,997        9.9       2,233,784

     2007         36         137,541        8.4       1,521,694

     2008         27         136,346        8.3       1,423,444

     2009         25          74,552        4.6       1,017,139

     2010         4           94,527        5.8         670,233

     2011         6           31,680        1.9         440,895

     2012         7          132,781        8.1       1,065,158

     2013         6          125,222        7.7       1,437,095

     2014         5          109,176        6.7       1,329,658

    AFTER         16         545,274       33.4       4,896,952

 ---------       ---         -------      -----     -----------

    TOTAL        211       1,634,765      100.0%    $17,041,451

                % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                  RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
 YEAR           EXPIRING     EXPIRING(1)   EXPIRING(1)   EXPIRING      EXPIRING
------------- ------------ ------------- ------------- ------------- --------------

   VACANT(1)      NAP                0         0.0%         NAP           NAP

 2004 & MTM         0.3%         4,600         0.3%     $    59,448         0.3%

     2005           5.6         85,669         5.2%     $ 1,005,399         5.9%

     2006          13.1        247,666        15.1%     $ 3,239,183        19.0%

     2007           8.9        385,207        23.6%     $ 4,760,877        27.9%

     2008           8.4        521,553        31.9%     $ 6,184,321        36.3%

     2009           6.0        596,105        36.5%     $ 7,201,460        42.3%

     2010           3.9        690,632        42.2%     $ 7,871,693        46.2%

     2011           2.6        722,312        44.2%     $ 8,312,588        48.8%

     2012           6.3        855,093        52.3%     $ 9,377,746        55.0%

     2013           8.4        980,315        60.0%     $10,814,841        63.5%

     2014           7.8      1,089,491        66.6%     $12,144,499        71.3%

    AFTER          28.7      1,634,765       100.0%     $17,041,451       100.0%

 ---------        -----      ---------       -----      -----------       -----

    TOTAL         100.0%

(1) At closing, the principal of the Borrowers, Developers Diversified Realty
Corporation, executed a Master Lease Agreement for each of the vacant spaces at the properties for periods of either two years or four years. Hence, although the individual properties are effectively 100% leased, the actual current occupancies are: Panorama Plaza (94.8%), Culver Ridge Plaza (95.5%), Crossroads
Centre (87.6%), Tops Plaza -- Union Road (81.2%), Tops Plaza -- Robinson Road
(100.0%), Tops Plaza -- Jamestown (90.1%), Chillicothe Place (100.0%), Midway
Plaza (98.7%), Tops Plaza -- Ontario (100.0%), Tops Plaza -- Warsaw (93.7%),
Northcreek Commons (93.7%), Tops Plaza -- Le Roy (100.0%) and Oxford Place
(96.7%).

                                    21 of 74

                                 DDR PORTFOLIO

[MAP OF DDR PORTFOLIO PROPERTIES OMITTED]

                                    22 of 74

                                 DDR PORTFOLIO

[4 MAPS OF DDR PORTFOLIO PROPERTIES OMITTED]

                                    23 of 74

                                 DDR PORTFOLIO

[4 MAPS OF DDR PORTFOLIO PROPERTIES OMITTED]

                                    24 of 74

                                 DDR PORTFOLIO

[4 MAPS OF DDR PORTFOLIO PROPERTIES OMITTED]

                                    25 of 74

                                 DDR PORTFOLIO

[MAP OF DDR PORTFOLIO PROPERTY OMITTED]

                                    26 of 74

                                LAS OLAS CENTRE

[2 PHOTOS OF LAS OLAS CENTRE OMITTED]

                                    27 of 74

                                LAS OLAS CENTRE

                      MORTGAGE LOAN INFORMATION
----------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:         $98,980,000

 CUT-OFF DATE PRINCIPAL BALANCE:     $98,980,000

 % OF POOL BY IPB:                   6.5%

 LOAN SELLER:                        Nomura Credit & Capital, Inc.

 BORROWER:                           ELO Associates II, Ltd.

 SPONSOR:                            CRT Properties, Inc.

 ORIGINATION DATE:                   11/24/04

 INTEREST RATE:                      5.3200%

 INTEREST ONLY PERIOD:               120 Months

 MATURITY DATE:                      12/11/14

 AMORTIZATION TYPE:                  Interest-Only

 ORIGINAL AMORTIZATION:              NAP

 REMAINING AMORTIZATION:             NAP

 CALL PROTECTION:                    L(24),Def(90),O(6)

 CROSS-COLLATERALIZATION:            No

 LOCK BOX:                           Soft

 ADDITIONAL DEBT:                    No

 ADDITIONAL DEBT TYPE:               NAP

 LOAN PURPOSE:                       Acquisition

                  ESCROWS
-------------------------------------------

 ESCROWS/RESERVES:    INITIAL    MONTHLY
                     --------    -------
 CAPEX:              $      0    $11,721
 REQUIRED REPAIRS:   $132,625    $     0
 TILC:               $      0    $39,070

              PROPERTY INFORMATION
-------------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Single Asset

 TITLE:                    Fee

 PROPERTY TYPE:            Office -- CBD

 SQUARE FOOTAGE:           468,843

 LOCATION:                 Ft. Lauderdale, FL

 YEAR BUILT/RENOVATED:     1996/1999

 OCCUPANCY:                86.2%

 OCCUPANCY DATE:           09/01/04

 NUMBER OF TENANTS:        42

 HISTORICAL NOI:

     2002:                 $7,324,268

     2003:                 $7,754,299

     TTM AS OF 8/31/04:    $8,464,240

 UW REVENUES:              $14,816,719

 UW EXPENSES:              $6,170,458

 UW NOI:                   $8,646,261

 UW NET CASH FLOW:         $7,802,344

 APPRAISED VALUE:          $131,000,000

 APPRAISAL DATE:           10/11/04

            FINANCIAL INFORMATION
----------------------------------------------

 CUT-OFF DATE LOAN/SF:     $211

 CUT-OFF DATE LTV:         75.6%

 MATURITY DATE LTV:        75.6%

 UW DSCR:                  1.46x

                           SIGNIFICANT TENANTS
 TENANT NAME                           PARENT COMPANY
------------------------------------- ------------------------------------

 NATIONSRENT(2)                       NationsRent

 AKERMAN, SENTERFITT & EIDSON         Akerman, Senterfitt & Eidson

 GMC LAND SERVICES OF FLORIDA, INC.   GMC Land Services of Florida, Inc.

 KPMG INTERNATIONAL                   KPMG International

 WACHOVIA BANK                        Wachovia Corp. (NYSE: WB)

                                                                                        LEASE
                                        MOODY'S/    SQUARE      % OF     BASE RENT   EXPIRATION
 TENANT NAME                              S&P(1)     FEET       GLA         PSF         YEAR
------------------------------------- ----------- --------- ---------- ------------ -----------

 NATIONSRENT(2)                           B2/B+    44,705        9.54%    $ 18.79       2006

 AKERMAN, SENTERFITT & EIDSON             NAP     35,055        7.48%    $ 20.87       2009

 GMC LAND SERVICES OF FLORIDA, INC.       NAP     30,550        6.52%    $ 18.00       2009

 KPMG INTERNATIONAL                       NAP     30,172        6.44%    $ 23.30    2007/2012(3)

 WACHOVIA BANK                           Aa3/A    26,131        5.57%    $ 20.38    2009/2012(4)

(1) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(2)  NationsRent subleases its two spaces from AutoNation and ESA Management,
Inc. Lease terms presented reflect the terms of the sublessor.

(3) 17,533 SF expires in 2007. 12,639 SF has been subleased to Rachlin Cohen &
Holtz LLP and expires in 2012.

(4)  2,750 SF expires in 2009; 23,381 SF expires in 2012.

                                    28 of 74

                                LAS OLAS CENTRE

THE LOAN. The Las Olas Centre loan is secured by a first mortgage on a fee interest in 2 office buildings that total 468,843 square feet, located in Ft. Lauderdale, Florida. The loan financed the acquisition of the subject property.

THE BORROWER. The borrowing entity is ELO Associates II, Ltd., owned by CRT
Properties Inc. (NYSE: CRO), formerly Koger Equity, Inc., a self-administered, self-managed equity real estate investment trust that develops, owns, operates, leases and manages office buildings in metropolitan areas in the Southeastern
United States and Texas. In addition CRT Properties Inc. provides leasing, management, and other customary tenant-related services for office projects. As of September 30, 2004, its portfolio of assets consisted of 133 office buildings totaling 10.5 million rentable square feet. As of September 30, 2004,
CRT Properties Inc. reported a net worth and liquidity of $495,560,000 and
$18,869,000 respectively.

THE PROPERTY. The Las Olas Centre is an office/retail facility comprised of two buildings originally constructed in two phases in 1996 (450 E. Las Olas
Boulevard building) and 1999 (350 E. Las Olas Boulevard building). The property is situated on a rectangular-shaped land parcel of approximately 3.4 acres. The property is located in Ft. Lauderdale's Central Business District on the south side of East Las Olas Boulevard between Southeast 3rd Avenue on the west and
Southeast 5th Avenue (New River Drive) on the east.

The 14 story 450 E. Las Olas Boulevard building features a total net rentable floor area of approximately 209,746 square feet, of which 34,385 square feet is retail on the ground floor. 450 E. Las Olas Boulevard has a current occupancy of 83.9%. The 350 E. Las Olas Boulevard building features a total net rentable floor area of approximately 259,097 square feet, of which 18,118 is retail on the ground floor. 350 E. Las Olas Boulevard has a current occupancy of 88.5%.
The total net rentable floor area of the property is approximately 468,843 square feet with 11 major service industry (law, accounting, financial services) tenants leasing almost 60% of that space on single-tenant floors, while retail tenants lease 49,789 square feet of that space at grade level.
Overall occupancy for the property equals 86.2%.

THE MARKET(1).  The subject property is located on E. Las Olas Boulevard in the
Ft. Lauderdale Central Business District. It is situated just east of the cultural and arts and entertainment area of the central business district in an area estimated to be about 95 percent developed. The subject is located at one of the prominent intersections in downtown Fort Lauderdale and enjoys excellent visibility. Land uses in the immediate subject neighborhood consist predominantly of office buildings including SunTrust Center, SouthTrust Center,
New River Center, First Union Center and One Financial Center. Located to the
west are multiple new riverfront condominium developments. Near the subject is the city garage, the main branch of the Broward County Library, as well as the
Broward County governmental building. Downtown Fort Lauderdale's waterfront lifestyle has recently attracted a residential boom. Over 3,000 multi-family/condominium residences have been built or are under construction, and an additional 2,000 units are planned. The marketplace conversion from potential commercial to residential use has created additional barriers to entry for future office developers.

Cushman & Wakefield has reported that the Florida metropolitan areas continue to be the most rapidly recovering office markets in the country and are projected to rank as the leading markets over the next two years. Through mid-year, the Florida markets (Orlando, Palm Beach, Fort Lauderdale, Tampa,
Pinellas) have combined for a total of 2,500,000 square feet of positive absorption, nearly one third of the total positive absorption across the country. Analysis of Claritas data indicates that the neighborhood has and is expected to continue to experience population growth. Population within the property's one-, three-, and five-mile rings increased at annual compounded growth rates of 0.54, 0.24 and 0.59 percent respectively over the past three years (2000-2003). Additionally, the one-, three-, and five-mile populations are projected to increase at annual rates of 0.69, 0.43, and 0.76 percent respectively over the next five years (2003-2008). The property's one-mile population is the most affluent of the rings, with 2003 average household income estimated at $65,605. This compares favorably to the average household income for the Fort Lauderdale MSA, estimated at $63,742, and to the State of
Florida, estimated at $59,341 for 2003. Demographics indicate that the neighborhood is in a stable stage and is projected to continue to experience limited infill development with little socioeconomic change.

Broward County's office market has exhibited resilience and strength as indicated by the figures posted at mid-year 2004. The overall net absorption realized was positive 147,933 square feet, a vast improvement from the negative
284,821 square feet, reached this same time last year, and was aided by leasing activity of 1,570,000 square feet. As the South Florida market experiences an expanding economy, areas such as West Broward are reaping the benefits of an upward economic turn. As of the second quarter 2004, Broward county had a direct vacancy rate of 16.2%. Cushman & Wakefield has analyzed recent leases negotiated in competitive buildings in the marketplace, which range from $15.70 to $26.50 per square foot, with an average of $19.48 for office space; and
range from $22.00 to $40.00 per square foot, with an average of $30.50 for retail space.

NATIONSRENT FINANCIAL PERFORMANCE. Headquartered at 450 Las Olas Centre,
NationsRent is the subject property's largest tenant. NationsRent is one of the country's leading construction equipment rental companies. The company operates in more than 260 locations (over 90 of which are at Lowe's Home Improvement locations) in 26 states. NationsRent has reorganized its operations to lift itself out of bankruptcy. The equipment rental company, which emerged from
Chapter 11 protection in 2003 with a $150,000,000 senior secured revolving credit facility from a syndicate of lenders, has expanded rapidly through acquisitions. The Baupost Group and Phoenix Rental Partners control NationsRent and have invested $80,000,000 of new capital into the company.

PROPERTY MANAGEMENT. The property manager, Stiles Property Management, oversees over 6.9 million square feet of office, industrial, and retail space including such notable Florida properties as Sawgrass International Corporate Park, Las
Olas City Centre, Sunrise Harbor, SunTrust International Center, and many retail shopping centers. Stiles Property Management's expertise ranges from regional shopping centers to class "A" office buildings, corporate parks, and more. The Stiles Corporation has its headquarters at 300 SE 2nd Street in Ft.
Lauderdale, Florida.

(1) Certain information was obtained from the Las Olas Centre appraisal dated
October 11, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    29 of 74

                                LAS OLAS CENTRE

                  LEASE ROLLOVER SCHEDULE
                 NUMBER      SQUARE      % OF
               OF LEASES     FEET        GLA      BASE RENT
 YEAR           EXPIRING   EXPIRING   EXPIRING    EXPIRING
------------- ----------- ---------- ---------- ------------

 VACANT           6         64,770       13.8%   $        0

 2004 & MTM       1          1,296        0.3        28,812

 2005             6         13,037        2.8       298,573

 2006             9         89,350       19.1     1,872,036

 2007             7         56,012       11.9     1,310,124

 2008             2         11,318        2.4       202,068

 2009             10       143,112       30.5     2,866,144

 2010             3         20,294        4.3       463,240

 2011             4         14,570        3.1       417,564

 2012             4         55,084       11.7     1,248,648

 2013             0              0        0.0             0

 2014             0              0        0.0             0

 BEYOND           0              0        0.0             0

------------------------------------------------------------

 TOTAL            52       468,843      100.0%   $8,707,209

                % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                  RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
 YEAR           EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
------------- ------------ ------------- ------------- ------------- --------------

 VACANT             0.0%       64,770         13.8%     $        0          0.0%

 2004 & MTM         0.3        66,066         14.1%     $   28,812          0.3%

 2005               3.4        79,103         16.9%     $  327,385          3.8%

 2006              21.5       168,453         35.9%     $2,199,421         25.3%

 2007              15.0       224,465         47.9%     $3,509,545         40.3%

 2008               2.3       235,783         50.3%     $3,711,613         42.6%

 2009              32.9       378,895         80.8%     $6,577,757         75.5%

 2010               5.3       399,189         85.1%     $7,040,997         80.9%

 2011               4.8       413,759         88.3%     $7,458,561         85.7%

 2012              14.3       468,843        100.0%     $8,707,209        100.0%

 2013               0.0       468,843        100.0%     $8,707,209        100.0%

 2014               0.0       468,843        100.0%     $8,707,209        100.0%

 BEYOND             0.0       468,843        100.0%     $8,707,209        100.0%

--------------------------------------------------------------------------------

 TOTAL            100.0%

                                    30 of 74

                                LAS OLAS CENTRE

[PHOTO OF LAS OLAS CENTRE OMITTED]

                                     31 of 74

                                LAS OLAS CENTRE

[MAP OF LAS OLAS CENTRE OMITTED]

                                     32 of 74

                                LAS OLAS CENTRE

[GRAPHIC OF 350 LAS OLAS CENTRE STACKING PLAN OMITTED]

Note: This exhibit is provided for illustrative purposes only. The actual building area is not necessarily drawn to scale.

                                     33 of 74

                                LAS OLAS CENTRE

[GRAPHIC OF 450 LAS OLAS CENTRE STACKING PLAN OMITTED]

Note: This exhibit is provided for illustrative purposes only. The actual building area is not necessarily drawn to scale.

                                     34 of 74

                             345 PARK AVENUE SOUTH

[2 PHOTOS OF 345 PARK AVENUE SOUTH OMITTED]

                                     35 of 74

                             345 PARK AVENUE SOUTH

                    MORTGAGE LOAN INFORMATION
-----------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $75,000,000

 CUT-OFF DATE PRINCIPAL BALANCE:   $75,000,000

 % OF POOL BY IPB:                 4.9%

 LOAN SELLER:                      JPMorgan Chase Bank, N.A.

 BORROWER:                         345 Park Avenue South, LLC

 SPONSOR:                          RFR Holding LLC

 ORIGINATION DATE:                 12/08/04

 INTEREST RATE:                    5.2381%

 INTEREST ONLY PERIOD:             36 Months

 MATURITY DATE:                    01/01/15

 AMORTIZATION TYPE:                IO-Balloon

 ORIGINAL AMORTIZATION:            360 Months

 REMAINING AMXORTIZATION:          360 Months

 CALL PROTECTION:                  L(23),Def(95),O(2)

 CROSS-COLLATERALIZATION:          No

 LOCK BOX:                         No

 ADDITIONAL DEBT:                  $5,000,000

 ADDITIONAL DEBT TYPE:             B-Note

 LOAN PURPOSE:                     Refinance

                 ESCROWS
------------------------------------------

 ESCROWS/RESERVES:   INITIAL    MONTHLY
                     ------------------

 TAXES:              $0        $122,149

 INSURANCE:          $0              $0

 CAPEX:              $0          $4,539

 OTHER(1):           $0        $452,702

            PROPERTY INFORMATION
--------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Single Asset

 TITLE:                    Fee

 PROPERTY TYPE:            Office -- CBD

 SQUARE FOOTAGE:           272,348

 LOCATION:                 New York, NY

 YEAR BUILT/RENOVATED:     1913/1999

 OCCUPANCY:                97.2%

 OCCUPANCY DATE:           10/05/04

 NUMBER OF TENANTS:        8

 HISTORICAL NOI:

   2002:                   $4,809,989

   2003:                   $6,050,351

   TTM AS OF 8/31/04:      $6,364,404

 UW REVENUES:              $11,468,713

 UW EXPENSES:              $4,304,808

 UW NOI:                   $7,163,906

 UW NET CASH FLOW:         $6,719,848

 APPRAISED VALUE:          $100,000,000

 APPRAISAL DATE:           11/11/04

       FINANCIAL INFORMATION
-----------------------------------

 CUT-OFF DATE LOAN/SF:   $ 275

 CUT-OFF DATE LTV:        75.0%

 MATURITY DATE LTV:       66.7%

 UW DSCR:                 1.35x

                          SIGNIFICANT TENANTS

 TENANT NAME                        PARENT COMPANY
---------------------------------- -------------------------------------

 BILL COMMUNICATIONS(3)            VNU N.V.

 NEW YORK LAW PUBLISHING COMPANY   The New York Law Publishing Company

 NATURE AMERICA INC.               Nature America Inc.

 ST. MARTIN'S PRESS                St. Martin's Press, LLC

 STAPLES                           Staples, Inc.

                                                                                      LEASE
                                      MOODY'S/    SQUARE      % OF     BASE RENT   EXPIRATION
 TENANT NAME                           S&P(2)      FEET       GLA         PSF         YEAR
---------------------------------- ------------ --------- ---------- ------------ -----------

 BILL COMMUNICATIONS(3)              Baa1/BBB    135,248      49.7%    $ 25.22    2011

 NEW YORK LAW PUBLISHING COMPANY        NR        66,975      24.6%    $ 25.56    2008

 NATURE AMERICA INC.                    NR        22,058       8.1%    $ 21.52    2005

 ST. MARTIN'S PRESS                     NR        22,058       8.1%    $ 21.25    2005

 STAPLES                            Baa2/BBB-      8,800       3.2%    $ 40.60    2008

(1) Springing TILC reserve.

(2) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(3) Bill Communications subleases its space to Digitas and Intermedia
    Advertising.

                                     36 of 74

                             345 PARK AVENUE SOUTH

THE LOAN. The 345 Park Avenue South loan is secured by a first mortgage interest in a 272,348 square foot office building located in
New York City, New York.

THE BORROWER. The borrower is 345 Park Avenue South, LLC a newly formed special purpose entity, which is equally owned by Aby Rosen, Michael Fuchs, and Harry
Lis. Aby Rosen and Michael Fuchs are the sole owners of RFR Holding LLC. The
Frankfurt based Rosen and Fuchs families have been involved in real estate investment and development in Europe for the last 50 years.

RFR Holding LLC is a privately held real estate investment, development, and management company based in Manhattan. RFR Holding LLC established its operation in the United States in 1991 and, through various affiliates, presently controls 25 commercial properties with more than 5 million square feet of office and retail space, 18 of which are in New York, and 2,500 luxury residential apartments. It operates fully integrated construction, property and asset management, and leasing companies within its organization. Representative properties include: The Seagram Building, Lever House, 400 Park Avenue, 757
Third Avenue, 17 State Street, and 99 Wall Street.

THE PROPERTY. 345 Park Avenue South is a 272,348 square foot, class B office building with groundfloor retail space located in Manhattan, in the city and state of New York. The subject contains 12 stories and includes 242,639 square feet of office space, 15,809 square feet of retail space, and 13,900 square feet of below grade storage space. The subject was constructed in 1913 and was improved with an upgraded lobby and facade, renovated lavatories, new thermopane windows, elevators, roof, sidewalks, and boiler heating system between 1990 and 1995. The office tenants include Bill Communications, New York
Law Publishing Company, St. Martin's Press, and Nature America, Inc. Bank of
America recently executed a 15 year lease to open a branch at the subject.
Staples is the other retail tenant.

345 Park Avenue South is easy to access as it is in close proximity to the 6,
N, and R New York subway lines. Vehicle access is also provided by the bounding streets of Park Avenue South and East 25th and East 26th streets. The subject property is situated approximately one half of a mile west of the entrance to the Queens Midtown Tunnel, which provides direct access to Queens and Long
Island for both commercial and passenger vehicles.

As of October 5, 2004, 345 Park Avenue South is 97.2% occupied. The subject's office rents range from $18.50 per square foot to $36.00 per square foot, with sublease rents ranging from $38.00 per square foot to $42.00 per square foot.
The subject's retail rents are $40.60 per square foot and $130.00 per square foot.

THE MARKET(1). 345 Park Avenue South is located on the east side of Park Avenue
South between 25th and 26th Streets in Gramercy Park in Midtown Manhattan, New
York. The subject property is situated along a densely developed commercial strip. The development includes mid-rise office buildings, some hotels, and concentrations of grade level retail along the major cross streets and avenues.
On the side streets to the east and west of 345 Park Avenue South, development consists mainly of low- to mid-rise brownstone residences and apartment buildings along the cross streets.

In 2003, the population in New York City was 8,139,874 and the population in
Manhattan was 1,552,337. The average household income in New York City in 2003 was $92,880. The New York City metropolitan area has the greatest total effective buying income in the nation and the greatest number of households in the nation with effective buying power of greater than $150,000.

There are 1,039 office buildings in the midtown south office market containing
91.1 million square feet of space. The Gramercy submarket contains 241 office buildings with an aggregate rental area of approximately 25.7 million square feet. Gramercy is the second largest of the five midtown south submarkets, and represents approximately 28.3% of the entire midtown south inventory. As of third quarter 2004, the midtown south office vacancy rate is 9.0%. Excluding sublet space, the vacancy rate is 7.6%. Vacancy in the Gramercy Park office submarket is 6.6%. Excluding sublet space, the vacancy rate is 5.0%. As of third quarter 2004, the average asking rent in the Midtown south office market is $31.63 per square foot, while the average asking rent in the Gramercy office submarket is $33.12 per square foot.

Occupancy rates for the subject property's office comps ranged from 87.9% to
99.0%, with an average occupancy of 93.6%. Rent for the
subject's office comps ranged from $31.00 per square foot to $45.00 per square foot.

New York City is a major retail market and has one of the largest sales volumes of any city in the nation. The Manhattan market contains approximately 45 to 50 million square feet of space, with approximately 80% of Manhattan's retail space as street level shops. Retail rents in the subject's submarket range from
$50 per square feet to $200 per square feet, depending on location and size.
The subject's retail comps rent rates ranged from $82.50 per square foot to
$150.00 per square foot.

PROPERTY MANAGEMENT. The property will be managed by RFR Realty LLC, an affiliate of the borrower.

(1) Certain information was obtained from the 345 Park Avenue South appraisal dated November 11, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                     37 of 74

                             345 PARK AVENUE SOUTH

                                                     LEASE ROLLOVER SCHEDULE
                NUMBER                                                      CUMULATIVE   CUMULATIVE
                  OF       SQUARE                             % OF BASE      SQUARE        % OF       CUMULATIVE    CUMULATIVE %
                LEASES      FEET      % OF GLA    BASE RENT      RENT          FEET          GLA       BASE RENT    OF BASE RENT
 YEAR          EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING     EXPIRING      EXPIRING      EXPIRING
----------------------------------------------------------------------------------------------------------------------------------

 VACANT          NAP        7,500        2.8%        NAP       NAP             7,500          2.8%        NAP        NAP
 2004 & MTM       0             0        0.0     $        0        0.0%        7,500          2.8%    $        0          0.0%
 2005             3        46,316       17.0        954,421       13.0        53,816         19.8%    $  954,421         13.0%
 2006             0             0        0.0              0        0.0        53,816         19.8%    $  954,421         13.0%
 2007             0             0        0.0              0        0.0        53,816         19.8%    $  954,421         13.0%
 2008             5        75,775       27.8      2,069,078       28.2       129,591         47.6%    $3,023,499         41.1%
 2009             1           500        0.2          3,000        0.0       130,091         47.8%    $3,026,499         41.2%
 2010             0             0        0.0              0        0.0       130,091         47.8%    $3,026,499         41.2%
 2011             5       135,257       49.7      3,411,932       46.4       265,348         97.4%    $6,438,431         87.6%
 2012             0             0        0.0              0        0.0       265,348         97.4%    $6,438,431         87.6%
 2013             0             0        0.0              0        0.0       265,348         97.4%    $6,438,431         87.6%
 2014             0             0        0.0              0        0.0       265,348         97.4%    $6,438,431         87.6%
 AFTER            1         7,000        2.6        910,000       12.4       272,348        100.0%    $7,348,431        100.0%
----------------------------------------------------------------------------------------------------------------------------------
                 15       272,348      100.0%    $7,348,431      100.0%

                                     38 of 74

                             345 PARK AVENUE SOUTH

[MAP OF 345 PARK AVENUE SOUTH OMITTED]

                                     39 of 74

                             345 PARK AVENUE SOUTH

[GRAPHIC OF 345 PARK AVENUE SOUTH STACKING PLAN OMITTED]

Note: This exhibit is provided for illustrative purposes only. The actual building area is not necessarily drawn to scale.

                                     40 of 74

                           CROSSROADS SHOPPING CENTER

[2 PHOTOS OF CROSSROADS SHOPPING CENTER OMITTED]

                                     41 of 74

                           CROSSROADS SHOPPING CENTER

                      MORTGAGE LOAN INFORMATION
----------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:         $64,000,000

 CUT-OFF DATE PRINCIPAL BALANCE:     $64,000,000

 % OF POOL BY IPB:                   4.2%

 LOAN SELLER:                        JPMorgan Chase Bank, N.A.

 BORROWER:                           Crossroads II, LLC and
                                     Crossroads Joint Venture, LLC

 SPONSOR:                            Westport Holdings, LLC

 ORIGINATION DATE:                   11/09/04

 INTEREST RATE:                      5.3700%

 INTEREST ONLY PERIOD:               36 Months

 MATURITY DATE:                      12/01/14

 AMORTIZATION TYPE:                  IO-Balloon

 ORIGINAL AMORTIZATION:              360 Months

 REMAINING AMORTIZATION:             360 Months

 CALL PROTECTION:                    L(24),Def(93),O(3)

 CROSS-COLLATERALIZATION:            No

 LOCK BOX:                           Hard

 ADDITIONAL DEBT:                    No

 ADDITIONAL DEBT TYPE:               NAP

 LOAN PURPOSE:                       Refinance

                   ESCROWS
----------------------------------------------

 ESCROWS/RESERVES:     INITIAL      MONTHLY
                     ----------    --------
 TAXES:              $1,065,558    $125,281

 CAPEX:                      $0      $3,883

 REQUIRED REPAIRS:       $6,094          $0

 TI/LC:                      $0     $12,944

               PROPERTY INFORMATION
--------------------------------------------------

 SINGLE ASSET/PORTFOLIO:    Single Asset

 TITLE:                     Fee

 PROPERTY TYPE:             Retail -- Anchored

 SQUARE FOOTAGE:            310,919

 LOCATION:                  White Plains, NY

 YEAR BUILT/RENOVATED:      1979/1997

 OCCUPANCY:                 96.6%

 OCCUPANCY DATE:            10/27/04

 NUMBER OF TENANTS:         38

 HISTORICAL NOI:

     2002:                  $4,929,740

     2003:                  $5,544,829

     TTM AS OF 11/1/2004:   $5,562,909

 UW REVENUES:               $8,085,639

 UW EXPENSES:               $2,592,187

 UW NOI:                    $5,493,452

 UW NET CASH FLOW:          $5,244,035

APPRAISED VALUE:           $80,000,000

APPRAISAL DATE:            10/22/04

       FINANCIAL INFORMATION
-----------------------------------

 CUT-OFF DATE LOAN/SF:   $ 206

 CUT-OFF DATE LTV:        80.0%

 MATURITY DATE LTV:       71.4%

 UW DSCR:                 1.22x

                            SIGNIFICANT TENANTS

 TENANT NAME                PARENT COMPANY
-----------------------------------------------------------------------------

 K-MART                     K-Mart Corporation
 WALDBAUMS INC.             The Great Atlantic & Pacific Tea Company, Inc.
 MODELL'S                   Modell's Sporting Goods
 PAY-HALF                   Pay-Half
 BARNES & NOBLE BOOKSTORE   Barnes & Noble Inc.

                                                                BASE       LEASE
                              MOODY'S/    SQUARE      % OF      RENT     EXPIRATION
 TENANT NAME                    S&P(1)     FEET       GLA       PSF         YEAR
-------------------------------------------------------------------------------------

 K-MART                          NR     100,725   32.4%        $5.62          2012

 WALDBAUMS INC.               Caa1/B-    38,208   12.3%       $13.19          2007

 MODELL'S                        NR      25,000    8.0%        $7.75          2009

 PAY-HALF                        NR      15,000    4.8%       $23.00          2016

 BARNES & NOBLE BOOKSTORE      Ba3/NR    12,430    4.0%       $27.83          2012

(1) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                     42 of 74

                           CROSSROADS SHOPPING CENTER

THE LOAN. The Crossroads Shopping Center loan is secured by a first mortgage interest in a 310,919 square foot anchored retail center
located in White Plains, New York.

THE BORROWER. The borrowing entities are Crossroads Joint Venture, LLC and
Crossroads II, LLC. Crossroads Joint Venture, LLC is owned by Crossroads Joint
Venture and Crossroads II, LLC is owned by Crossroads II. Crossroads Joint
Venture and Crossroads II are both New York partnerships and are owned by
Heyman-Greenburgh Associates, LLC (50% ownership), Acadia Crossroads, LLC (49%
ownership), and Robert Martin Company, LLC (1% ownership).

Heyman-Greenburgh Associates, LLC is an affiliate of Heyman Properties. Heymen
Properties is a third generation real estate developer of commercial real estate in the northeastern United States. Samuel J. Heyman is the principal of
Heyman Properties and oversees a multi-billion dollar portfolio of business and personal investments on behalf of the Heyman family. This portfolio consists of a diverse mix of real estate investments managed by Heyman Properties, ownership of two manufacturing companies, International Specialty Products,
Inc. and Building Materials Corporation of America, and an actively managed hedge fund. The Heyman portfolio currently consists of 4 million square feet.
It has eighteen retail properties, principally shopping centers in the northeastern United States, and four mixed use properties managed in-house from its Westport, Connecticut headquarters. Heyman Properies also owns three hotels with over 900 rooms and three office buildings that comprise over 1 million square feet.

Acadia Crossroads, LLC is wholly owned by Acadia Realty, LP, which is owned by
Acadia Realty Trust (99% ownership) and individual investors (1% ownership).
Acadia Realty Trust is a fully integrated, self-managed, and self-administered equity real estate investment trust (REIT) that specializes in the acquisition, ownership, redevelopment, and management of neighborhood and community shopping centers. Its properties are principally located in the northeastern, mid-Atlantic, and mid-western United States. Its assets are owned by the operating partnership, either directly or through joint ventures. The combined assets owned by Acadia Realty Trust and its joint ventures consist of 62 well-located community and neighborhood shopping centers that total 9 million square feet.

THE PROPERTY. Crossroads Shopping Center is a 310,919 square foot retail center located in White Plains, which is part of Westchester County in New York. The property was constructed on a 31.8 acre parcel of land and consists of three, one story buildings and a pad site built between 1979 and 1982. Renovations were completed in 1997. Crossroads Shopping Center is anchored by K-Mart,
Waldbaum's, and Modell's. Other major tenants include Pay-Half, Barnes & Noble, and Pier 1 Imports.

Crossroads Shopping Center is located on the south side of Tarrytown Road-Route
119, bounded to the east by Dobbs Ferry Road and the west by Knollwood
Road-Route 100A. The subject property is located several blocks south of I-287, between exits 4 and 5. It is located in Westchester County, which is a bedroom community of Manhattan, New York, and can be reached by train or bus. In addition, the subject's neighborhood has convenient access to other parts of
Westchester County via I-287, which connects with I-95 and heads north to New
England. The subject neighborhood is also adjacent to Tarrytown, which connects
Westchester County with New York Thruway and Nyack, New York via the Tappan Zee
Bridge. Overall, Crossroads Shopping Center benefits from the retail/commercial synergy created by the surrounding properties.

As of October 27, 2004, Crossroads Shopping Center is 96.6% occupied. The subject's rents range from $8.96 per square foot to $72.85
per square foot. Crossroads Shopping Center anchor rents range from $5.62 per square foot to $13.19 per square foot.

THE MARKET(1). Crossroads Shopping Center is located in the town of Greenburgh, less than one mile west of the White Plains city limits and just outside the village of Elmsford limits, in the central portion of Westchester County.
Greenburgh comprises 30.5 square miles and consists of a mixture of commercial, retail, residential, and industrial areas along single family homes near the
Hudson River on the western boundary of Westchester County. The subject market is the greater New York region, which is made up of 21 counties and includes
New York City's surrounding suburban areas in New York, New Jersey, and
Connecticut. In 2003, population within a 3-mile radius of the subject was
106,872, with an average household income of $101,929.

Total competition in the subject market consists of approximately 1.6 million square feet of community centers. Westchester County has a strong retail market with $14.6 billion in aggregate retail sales, and average retail sales per household of $42,790 in 2003. Average occupancy in the subject property's market is 97.4%.

Crossroads Shopping Center's comps are located within 9 miles of the subject.
The comps report an occupancy of 90.0% or higher, with an average occupancy of
97.4%. Rents for the comps range from $18.00 per square foot to $50.00 per square foot, with in-line rents ranging from $23.00 per square foot to $45.00 per square foot. The comps' in-line rents are somewhat lower than the subject's in-line rents, which range from $32.00 per square foot to $45.00 per square foot. Anchor rents for the comps ranged from $17.78 per square foot to $32.00 per square foot, with an average rent of $24.98 per square foot. The subject's anchor rents are significantly lower than the comps' anchor rents, providing incentive for the anchor tenants to remain at the subject property.

PROPERTY MANAGEMENT. The property will be managed and leased by by Heyman
Properties, LLC and Acadia D.R. Management, Inc.

(1) Certain information was obtained from the Crossroads Shopping Center appraisal dated October 22, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                     43 of 74

                           CROSSROADS SHOPPING CENTER

                                                     LEASE ROLLOVER SCHEDULE
                 NUMBER
                  OF        SQUARE      % OF                  % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE   CUMULATIVE %
                LEASES      FEET        GLA      BASE RENT      RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
 YEAR          EXPIRING   EXPIRING   EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
---------------------------------------------------------------------------------------------------------------------------------

 VACANT          NAP       10,600        3.4%          NAP         NAP       10,600          3.4%            NAP          NAP

 2004 & MTM       2         5,396        1.7    $  212,615        3.8%       15,996          5.1%       $212,615          3.8%

 2005             3        10,955        3.5       326,566        5.8        26,951          8.7%       $539,181          9.7%

 2006             6        15,933        5.1       481,215        8.6        42,884         13.8%     $1,020,396         18.3%

 2007             5        51,938       16.7       963,019       17.2        94,822         30.5%     $1,983,415         35.5%

 2008             6        16,772        5.4       578,134       10.4       111,594         35.9%     $2,561,549         45.9%

 2009             5        39,172       12.6       587,373       10.5       150,766         48.5%     $3,148,922         56.4%

 2010             0             0        0.0             0        0.0       150,766         48.5%     $3,148,922         56.4%

 2011             2         4,070        1.3       143,212        2.6       154,836         49.8%     $3,292,134         58.9%

 2012             4       118,405       38.1     1,098,392       19.7       273,241         87.9%     $4,390,526         78.6%

 2013             0             0        0.0             0        0.0       273,241         87.9%     $4,390,526         78.6%

 2014             2         9,616        3.1       332,435        6.0       282,857         91.0%     $4,722,961         84.6%

 AFTER            3        28,062        9.0       862,398       15.4       310,919        100.0%     $5,585,359        100.0%

---------------------------------------------------------------------------------------------------------------------------------

 TOTAL           38       310,919      100.0%   $5,585,359      100.0%

                                     44 of 74

                           CROSSROADS SHOPPING CENTER

[MAP OF CROSSROADS SHOPPING CENTER OMITTED]

                                     45 of 74

                           CROSSROADS SHOPPING CENTER

[MAP OF CROSSROADS SHOPPING CENTER OMITTED]

                                     46 of 74

                               EVEREST PORTFOLIO

[2 PHOTOS OF EVEREST PORTFOLIO PROPERTY OMITTED]

                                     47 of 74

                               EVEREST PORTFOLIO

                    MORTGAGE LOAN INFORMATION
-----------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $62,500,000

 CUT-OFF DATE PRINCIPAL BALANCE:   $62,500,000

 % OF POOL BY IPB:                 4.1%

 LOAN SELLER:                      PNC

 BORROWER:                         Great Equity Partners, LLC

 SPONSOR:                          Kambiz Shahbazi,
                                   Constantine F. Alexakos

 ORIGINATION DATE:                 11/19/04

 INTEREST RATE:                    5.2400%

 INTEREST ONLY PERIOD:             12 Months

 MATURITY DATE:                    12/01/09

 AMORTIZATION TYPE:                IO-Balloon

 ORIGINAL AMORTIZATION:            360 Months

 REMAINING AMORTIZATION:           360 Months

 CALL PROTECTION:                  L(36),Def(20),O(4)

 CROSS-COLLATERALIZATION:          No

 LOCK BOX:                         Cash Management

                                   Agreement-Springing

 ADDITIONAL DEBT:                  Permitted up to $5,500,000

 ADDITIONAL DEBT TYPE:             Permitted Mezzanine

 LOAN PURPOSE:                     Refinance/Purchase

                   ESCROWS
---------------------------------------------

 ESCROWS/RESERVES:     INITIAL     MONTHLY
                     ----------    -------
 TI/LC(1)            $1,000,000         $0

 ADDITIONAL TI/LC(2)         $0    $37,500

 INSURANCE                   $0     $6,026

 TAXES:                      $0    $66,189

 CAPEX:                      $0     $8,456

 REQUIRED REPAIRS:           $0         $0

 ENVIRONMENTAL:              $0         $0

                   PROPERTY INFORMATION
-----------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Portfolio

 TITLE:                    Fee/Leashold

 PROPERTY TYPE:            Mixed Use--Office/Industrial

 SQUARE FOOTAGE:           676,454

 LOCATION:                 Acton, Chelmsford, Danvers,
                           Southborough, Watertown

 YEAR BUILT/RENOVATED:     1976-1989/2002-2003

 OCCUPANCY:                88.3%

 OCCUPANCY DATE:           11/01/04

 NUMBER OF TENANTS:        55

 HISTORICAL NOI:

     2002:                 $6,763,091

     2003:                 $7,368,632

 UW REVENUES:              $9,701,650

 UW EXPENSES:              $3,096,809

 UW NOI:                   $6,604,841

 UW NET CASH FLOW:         $5,956,322

 APPRAISED VALUE:          $79,400,000

 APPRAISAL DATE:           09/20/04

         FINANCIAL INFORMATION
----------------------------------------

 CUT-OFF DATE LOAN/SF:     $92

 CUT-OFF DATE LTV:         78.7%

 MATURITY DATE LTV:        74.2%

 UW DSCR:                  1.44x

                                               SIGNIFICANT TENANTS
                                                                                                          LEASE
                                                   MOODY'S/       SQUARE        % OF        BASE       EXPIRATION
        TENANT NAME           PARENT COMPANY        S&P(3)        FEET          GLA       RENT PSF         YEAR
-------------------------------------------------------------------------------------------------------------------

 SYCAMORE NETWORKS         N/A                  N/A             113,706         16.8%    $ 11.12         2007

 POTPOURRI GROUP, INC.     N/A                  N/A              51,000          7.5%    $ 10.50         2009

 EVEREST PARTNERS          N/A                  N/A              40,000          5.9%    $ 16.50         2005

 NETWORK WORLD             N/A                  N/A              33,609          5.0%    $ 23.50         2009

 AIRVANA                   N/A                  N/A              29,708          4.4%    $ 11.50         2005

(1) Borrower will deposit an initial $1,000,000 in a TI/LC account. If the account falls below $1,000,000, borrower will replenish at $200,000 annually.

(2) Borrower will deposit monthly $37,500 for first 24 months of loan term, capped at $900,000.00 in a TI/LC account specifically for Sycamore space.

(3) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                     48 of 74

                               EVEREST PORTFOLIO

THE LOAN. The Everest Portfolio loan is a cross-collateralized pool of 5 properties, consisting of 8 industrial/flex/office buildings located in the greater Boston MSA. There are no release provisions regarding the cross-collateralization of the properties.

THE PROPERTIES. The properties total 676,454 square feet and are located in 5 geographically separate locations within suburban Boston, including Acton,
Danvers, Watertown, Southborough and Chelmsford. The properties are all located within 1 mile (or less) of interstate access. The properties have a diverse mix of 55 tenants, with only 3 tenants occupying more than 5% of the overall square footage of the collateral.

THE BORROWER AND MANAGEMENT. Each of the 5 properties has a separate
Massachusetts limited liability company as its borrowing entity, but the ownership of each is identical. The sponsors are Kambiz Shahbazi and
Constantine Alexakos, and they are responsible for managing the day-to-day operations of the properties. The sponsors own and manage, including the subject properties, 30 office/flex/R&D/industrial buildings containing approximately 2.6 million square feet in the greater Boston MSA. These properties have an overall occupancy of 89%. The borrowing entities and sponsors are headquartered in New York City, with a regional property management and leasing office located in the north Boston area of Danvers. This north Boston office employs 12 field technicians, a construction manager, a leasing director, 4 property managers and a property management director.

THE MARKET(1). Due to the cross-collateralized nature of the subject loan, the underwriting of the properties was done on a consolidated basis, even though each property fully supports their allocated debt on a stand-alone basis.
Outlined below is the individual submarket data. When comparing the average in place rental rate of the subject properties of $14.83 versus the average of the
5 submarket rental rates of $16.77, the subject's in place rental rate is almost $2.00 lower than the market rental rate. The combined collateral occupancy is 88% versus the average occupancy of the 5 submarkets is 85.3%. For underwriting purposes the in-place rental rate of $14.83 was underwritten due to the contractual lease obligation of the in-place tenants, while a concluded occupancy of 86% was underwritten due to the average in-place lease term of 7.4 years and the below market rents of the subject versus the average of the submarket.

ACTON OFFICE - The Acton Office location is a four-story office building located at 289 Great Road (Route 2A), Acton, Massachusetts, approximately 20 miles northwest of the Boston Central Business District. It is part of the CB
Richard Ellis 495/Route 2 West submarket, which, as of 2004, contains 4.25 million square feet with an average 14.2% vacancy and average net rental of
$19.52 per square foot.

DANVERS OFFICE - The Danvers Office location is comprised of two office buildings located at 99 and 199 Rosewood Drive in Danvers, Massachusetts,
approximately 18 miles north of the Boston Central Business District. It is part of the CB Richard Ellis Route 128 - North submarket, which contains 15.0 million square feet with an average 20.0% vacancy and average net rental rate of $18.61 per square foot.

WATERTOWN OFFICE/INDUSTRIAL - The Watertown location with its combined office and industrial components are located at 125 Walnut Street, Watertown,
Massachusetts, approximately 6 miles north of the Boston Central Business
District. It is comprised of 71,096 square feet of office space (59%), and
49,227 square feet of flex/R&D/light industrial space (41%). It is part of the
CB Richard Ellis Route 128-West Office submarket, which contains 23.8 million square feet with an average 17.1% vacancy and average net rental rate of $22.21 per square foot. The CB Richard Ellis Route 128-West Industrial submarket, contains 3,340,984 million square feet with an average 8.4% vacancy and average rental rate of $7.79.

CHELMSFORD OFFICE - The Chelmsford location is comprised of two, two-story buildings located at 220 and 222 Mill Road and a one-story building located at
25 Industrial Avenue, all of which are located in the town of Chelmsford,
Massachusetts, approximately 25 miles north of the Boston Central Business
District. It is part of the CB Richard Ellis Route 3-North submarket, which contains 13.4 million square feet with an average 15% vacancy and average net rental rate of $12.43 per square foot.

SOUTHBOROUGH OFFICE - The Southborough Office location is a three-story office building located at 118 Turnpike Road (Route 9), Southborough, Massachusetts,
approximately 25 miles north of the Boston Central Business District. It is part of the CB Richard Ellis Framingham/West submarket, which contains 5.6 million square feet with an average 17.4% vacancy and average modified gross rental rate of $20.06 per square foot.

PROPERTY MANAGEMENT. The properties are managed by Everest Partners. The company currently manages over 30 properties totaling nearly 2,775,000 sf
(2,595,000 sf of office/flex, 180,000 sf retail). Everest Partners is headquartered in New York City, with a regional property management and leasing office located in the north Boston area of Danvers, which is one of the subject locations. This office employs 12 field technicians, a construction manager, leasing director, 4 property managers, and a property management director. The management contract provides for a 4% management fee.

(1) Certain information was obtained from the Everest Portfolio appraisal dated
    September 20, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                     49 of 74

                               EVEREST PORTFOLIO

                                      YEAR    SQUARE
  PROPERTY NAME        LOCATION      BUILT     FEET     OCCUPANCY
-------------------------------------------------------------------

 ACTON           Acton, MA           1983    84,726   53.5%

 DANVERS         Danvers, MA         1984   175,442   83.2%

 WATERTOWN       Watertown, MA       1924   120,323   91.7%

 CHELMSFORD      Chelmsford, MA      1987   214,070    100%

 SOUTHBOROUGH    Southborough, MA    1989    81,893    100%

-------------------------------------------------------------------

 TOTAL/WEIGHTED
  AVERAGE                                   676,454   88.3%

                                                                      APPRAISED
  PROPERTY NAME                        TOP TENANTS                     VALUE
--------------------------------------------------------------------------------

 ACTON           Lumigent Tech., Geosyntec Consultants              $ 7,100,000

 DANVERS         Everest Partners, Premiere Insurance                21,600,000

 WATERTOWN       Springwell Inc., Buyerzone.com                      15,000,000

 CHELMSFORD      Sycamore (220 Mill Rd), Potpourri (222 Mill Rd)     22,500,000

 SOUTHBOROUGH    Network World, ITWorld/Accela                       13,200,000

--------------------------------------------------------------------------------

 TOTAL/WEIGHTED
  AVERAGE                                                           $79,400,000

                    LEASE ROLLOVER SCHEDULE

                NUMBER OF     SQUARE
                 LEASES        FEET      % OF GLA    BASE RENT
      YEAR      EXPIRING    EXPIRING(1)  EXPIRING    EXPIRING
------------------------------------------------------------------

 VACANT            NAP        78,835       11.7%        NAP

 2004 & MTM         1          3,000        0.4     $   36,750

 2005              16        140,487       20.9      2,251,167

 2006              12         69,154       10.3      1,250,847

 2007              12        179,924       26.7      1,983,437

 2008              10         39,173        5.8        645,278

 2009               8        117,662       17.5      1,948,750

 2010               4         27,119        4.0        442,196

 2011               0              0          0              0

 2012               0              0          0              0

 2013               0              0          0              0

 2014               0              0          0              0

 AFTER              1         18,000        2.7        306,000

------------------------------------------------------------------

                   64        673,354      100.0%    $8,864,425

                                                                       CUMULATIVE
                % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE      % OF
                  RENT      SQUARE FEET     % OF GLA     BASE RENT     BASE RENT
      YEAR      EXPIRING      EXPIRING      EXPIRING      EXPIRING     EXPIRING
-----------------------------------------------------------------------------------

 VACANT              NAP       78,835     11.7%            NAP           NAP

 2004 & MTM         0.4%       81,835     12.2%         $   36,750     0.4%

 2005              25.4       222,322    33.0%         $2,287,917   25.8%

 2006              14.1       291,476     43.3%         $3,538,764    39.9%

 2007              22.4       471,400     70.0%         $5,522,201    62.3%

 2008               7.3       510,573     75.8%         $6,167,479    69.6%

 2009              22.0       628,235     93.3%         $8,116,229    91.6%

 2010               5.0       655,354     97.3%         $8,558,425    96.5%

 2011                 0       655,354     97.3%         $8,558,425    96.5%

 2012                 0       655,354     97.3%         $8,558,425    96.5%

 2013                 0       655,354     97.3%         $8,558,425    96.5%

 2014                 0       655,354     97.3%         $8,558,425    96.5%

 AFTER              3.5       673,354    100.0%         $8,864,425   100.0%

-----------------------------------------------------------------------------------

                  100.0%

(1) Total SF is equal to the total NRA of 676,454, minus the 3,100 SF Health
    Club that is an amenity for the tenants. The percentages are based off a total of 673,354 (676,454-3,100).

                                     50 of 74

                               EVEREST PORTFOLIO

[MAP OF EVEREST PORTFOLIO PROPERTY OMITTED]

                                     51 of 74

                              BROADWAY MARKETPLACE

[3 PHOTOS OF BROADWAY MARKETPLACE PROPERTY OMITTED]

                                     52 of 74

                              BROADWAY MARKETPLACE

                     MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:         $42,000,000

 CUT-OFF DATE PRINCIPAL BALANCE:     $42,000,000

 % OF POOL BY IPB:                   2.8%

 LOAN SELLER:                        JPMorgan Chase Bank, N.A.

 BORROWERS:                          WFJ Property, LLC,
                                     Sunset Coast Property, LLC,
                                     BMP Property, LLC,
                                     JFW Property, LLC

 SPONSORS:                           James S. Frank,
                                     Warren P. Cohen

 ORIGINATION DATE:                   11/18/04

 INTEREST RATE:                      5.3860%

 INTEREST ONLY PERIOD:               60 Months

 MATURITY DATE:                      12/01/14

 AMORTIZATION TYPE:                  IO-Balloon

 ORIGINAL AMORTIZATION:              300 Months

 REMAINING AMORTIZATION:             300 Months

 CALL PROTECTION:                    L(24),Def(92),O(4)

 CROSS-COLLATERALIZATION:            No

 LOCK BOX:                           Hard

 ADDITIONAL DEBT:                    $5,660,000

 ADDITIONAL DEBT TYPE:               Mezzanine

 LOAN PURPOSE:                       Acquisition

                    ESCROWS
-----------------------------------------------

 ESCROWS/RESERVES:      INITIAL       MONTHLY
                        ------------------------
 TAXES:                 $402,209       $50,276

 CAPEX:                       $0        $2,447

 INSURANCE:              $34,232        $4,890

              PROPERTY INFORMATION
-------------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Single Asset

 TITLE:                    Fee

 PROPERTY TYPE:            Retail -- Anchored

 SQUARE FOOTAGE:           387,458

 LOCATION:                 Denver, CO

 YEAR BUILT/RENOVATED:     1993/2000

 OCCUPANCY:                97.6%

 OCCUPANCY DATE:           10/18/04

 NUMBER OF TENANTS:        22

 HISTORICAL NOI:

     2002:                 NAP

     2003:                 $3,927,357

 TTM AS OF 9/30/2004:      $3,908,997

 UW REVENUES:              $4,959,871

 UW EXPENSES:              $1,226,800

 UW NOI:                   $3,733,070

 UW NET CASH FLOW:         $3,612,620

 APPRAISED VALUE:          $53,200,000

 APPRAISAL DATE:           11/08/04

           FINANCIAL INFORMATION
--------------------------------------------

 CUT-OFF DATE LOAN/SF:     $108

 CUT-OFF DATE LTV:         78.9%

 MATURITY DATE LTV:        70.7%

 UW DSCR:                  1.18x

                                               SIGNIFICANT TENANTS
                                              MOODY'S/       SQUARE        % OF         BASE            LEASE
 TENANT NAME       PARENT COMPANY              S&P(1)        FEET          GLA       RENT PSF     EXPIRATION YEAR
-----------------------------------------------------------------------------------------------------------------------

 SAM'S CLUB      Wal-Mart Stores, Inc.        Aa2/AA       114,057         29.4%       $9.51           2018

 K-MART          K-Mart Corporation             NR         107,806         27.8%       $9.37           2019

 ALBERTSONS      Albertson's Inc.            Baa2/BBB       50,645         13.1%       $7.89           2019

 OFFICE MAX      OfficeMax, Inc.              Ba2/BB        23,500          6.1%      $11.00           2010

 PEP BOYS        The Pep Boys                 B2/BB-        22,356          5.8%       $7.05           2014

(1) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                     53 of 74

                              BROADWAY MARKETPLACE

THE LOAN. The Broadway Marketplace loan is secured by a first mortgage interest in a 387,458 square foot anchored retail center
located in Denver, Colorado.

THE BORROWER. The borrowers are four LLCs: WFJ Property, LLC, Sunset Coast
Property, LLC, BMP Property, LLC, and JFW Property,
LLC. There is a TIC structure in place for the borrowers. The sponsors are
James S. Frank and Warren P. Cohen.

James S. Frank has over 33 years of real estate experience and is the manager of Frank Capital Company LLC. James S. Frank has been actively involved in the acquisition, development, and management of numerous real estate projects. His primary activities over the last eight years include investments in seventeen office buildings, twenty nine apartment projects, five office/warehouse projects, and five land investments.

Warren P. Cohen is the founder and president of Cohen Capital Corporation, a
Colorado based real estate investment, management, and development company. He currently manages 985 apartment units, 665 of which are owned by him, and
694,509 square feet of industrial and commercial properties.

THE PROPERTY. Broadway Marketplace is a 387,458 square foot anchored retail center located in Denver, Colorado. The subject property was constructed on a
38.6 acre parcel of land and consists of 6 buildings that were completed in
1993, with the exception of Furniture Gallery, which was built in 2000. The subject is anchored by Sam's Club, Albertsons, and K-Mart. Other tenants include Office Max, Pep Boys, and Fashion Bug.

Broadway Marketplace is located on the southwest corner of Alameda Avenue and
South Broadway Street and is located only one mile and a half from downtown
Denver. Broadway Marketplace is located in a high traffic in-fill location.
Alameda Avenue is a major east/west street with daily traffic counts of 16,000.
South Broadway Street is a major one-way thoroughfare south of downtown Denver with a traffic count of over 29,000 daily. In addition, I-25 and Santa Fe, each within a quarter mile of the property, have daily traffic counts of 215,000 and
97,000, respectively. Access to the subject is also exceptional with 3 curb cuts on Alameda Avenue, 6 curb cuts on South Broadway Street, and four signalized intersections that service the property. The street frontage on
Alameda Avenue is over 1,200 feet and approximately 2,000 feet on South
Broadway Street. The street frontage, in addition to the monument signage, make
Broadway Marketplace highly visible.

As of October 18, 2004, Broadway Marketplace is 97.6% occupied.

THE MARKET(1). Broadway Marketplace is located in a largely built-up and established shopping and commercial district in central Denver, Colorado. It is located on the southwest corner of the two most heavily traveled roadways in the neighborhood, Alameda Avenue and South Broadway Street. The subject is the only class A property within an approximate three-mile radius, while most properties in the submarket are class B and C properties with lower occupancy levels and rental rates. The submarket is considered to be an upper tier market as compared to the overall market area, and includes the excusive Cherry Creek and Cherry Creek North shopping centers. In 2003, population within a 3-mile radius of the subject was 183,544, with an average household income of $64,936.

In 2003, total retail sales rose 5.6% over 2002 in the Denver retail market.
Denver gross sales were 12% higher in 2003 than in 2002. Annual net absorption in 2003 was over 700,000 feet, with two centers completing construction during the fourth quarter and adding over 220,000 square feet of new space to the retail industry. Vacancies have also been tightening in the subject's market.
All submarkets in Denver, with the exception of two, experienced minimal increases in vacancy, at approximately one tenth of a percent. As of the third quarter of 2004, the subject's market has an average vacancy rate of 6.1%, while the central submarket average vacancy rate is 4.6%. Broadway
Marketplace's average vacancy of 2.1% compares well to the market.

Broadway Marketplace's comps report an occupancy rate of 85.0% or higher, with an average occupancy is 95.3%. Rents for the comps ranged from $8.00 per square foot to $22.50 per square foot, with in-line rents ranging from $16.00 per square foot to $33.00 per square foot.

PROPERTY MANAGEMENT. The property will be managed by the four borrowers: WFJ
Property, LLC, Sunset Coast Property, LLC, BMP
Property, LLC, and JFW Property, LLC.

(1) Certain information was obtained from the Broadway Marketplace appraisal dated November 8, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                   LEASE ROLLOVER SCHEDULE

                  NUMBER      SQUARE
                OF LEASES     FEET      % OF GLA    BASE RENT
 YEAR            EXPIRING   EXPIRING    EXPIRING    EXPIRING
--------------------------------------------------------------

 VACANT            NAP        8,137        2.1%           NAP
 2004 & MTM          0            0        0.0     $        0
 2005                4        8,163        2.1        136,164
 2006                2        4,404        1.1         76,325
 2007                4       23,040        5.9        306,303
 2008                1        1,596        0.4         27,930
 2009                3        8,502        2.2        155,421
 2010                4       38,752       10.0        475,907
 2011                0            0        0.0              0
 2012                0            0        0.0              0
 2013                0            0        0.0              0
 2014                1       22,356        5.8        157,632
 AFTER               3      272,508       70.3      2,494,372

--------------------------------------------------------------
 TOTAL              22      387,458      100.0%    $3,830,054

                 % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                   RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
 YEAR            EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
--------------------------------------------------------------------------------------

 VACANT              NAP         8,137          2.1%           NAP           NAP
 2004 & MTM          0.0%        8,137          2.1%    $        0           0.0%
 2005                3.6        16,300          4.2%    $  136,164           3.6%
 2006                2.0        20,704          5.3%    $  212,489           5.5%
 2007                8.0        43,744         11.3%    $  518,792          13.5%
 2008                0.7        45,340         11.7%    $  546,722          14.3%
 2009                4.1        53,842         13.9%    $  702,143          18.3%
 2010               12.4        92,594         23.9%    $1,178,050          30.8%
 2011                0.0        92,594         23.9%    $1,178,050          30.8%
 2012                0.0        92,594         23.9%    $1,178,050          30.8%
 2013                0.0        92,594         23.9%    $1,178,050          30.8%
 2014                4.1       114,950         29.7%    $1,335,682          34.9%
 AFTER              65.1       387,458        100.0%    $3,830,054         100.0%
------             -----       -------        -----     ----------         -----
 TOTAL             100.0%

                                     54 of 74

                              BROADWAY MARKETPLACE

[MAP OF BROADWAY MARKETPLACE PROPERTY OMITTED]

                                     55 of 74

                              BROADWAY MARKETPLACE

[MAP OF BROADWAY MARKETPLACE PROPERTY OMITTED]

                                     56 of 74

                             COLLEGE SUITES STADIUM

[2 PHOTOS OF COLLEGE SUITES STADIUM PROPERTY OMITTED]

                                     57 of 74

                             COLLEGE SUITES STADIUM

                      MORTGAGE LOAN INFORMATION
----------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:         $28,000,000

 CUT-OFF DATE PRINCIPAL BALANCE:     $28,000,000

 % OF POOL BY IPB:                   1.8%

 LOAN SELLER:                        Nomura Credit & Capital, Inc.

 BORROWER:                           CSC 1, Limited Partnership

 SPONSOR:                            Henry Morton, Hal Marston

 ORIGINATION DATE:                   12/08/04 (Expected)

 INTEREST RATE:                      5.7400%

 INTEREST ONLY PERIOD:               24 Months

 MATURITY DATE:                      12/11/14

 AMORTIZATION TYPE:                  IO-Balloon

 ORIGINAL AMORTIZATION:              360 Months

 REMAINING AMORTIZATION:             360 Months

 CALL PROTECTION:                    L(24),Def(93),O(3)

 CROSS-COLLATERALIZATION:            No

 LOCK BOX:                           No

 ADDITIONAL DEBT:                    No

 ADDITIONAL DEBT TYPE:               NAP

 LOAN PURPOSE:                       Refinance

                   ESCROWS
---------------------------------------------

 ESCROWS/RESERVES:     INITIAL      MONTHLY
                       -----------------------
 TAXES:                  TBD        $23,933
 INSURANCE:              TBD         $6,050
 CAPEX                   $0          $4,400

              PROPERTY INFORMATION
-------------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Single Asset

 TITLE:                    Fee

 PROPERTY TYPE:            Multifamily -- Garden

 UNITS:                    264

 LOCATION:                 Columbia, SC

 YEAR BUILT/RENOVATED:     2003

 OCCUPANCY:                100%

 OCCUPANCY DATE:           10/06/04

 HISTORICAL NOI:

   2002:                   NAP

   2003:                   NAP

   TTM AS OF 10/31/2004:   $2,733,859

 UW REVENUES:              $4,527,696

 UW EXPENSES:              $1,875,988

 UW NOI:                   $2,651,708

 UW NET CASH FLOW:         $2,585,708

 APPRAISED VALUE:          $35,130,000

 APPRAISAL DATE:           10/08/04

         FINANCIAL INFORMATION
----------------------------------------

 CUT-OFF DATE LOAN/UNIT:   $106,061
 CUT-OFF DATE LTV:            79.7%
 MATURITY DATE LTV:           70.2%
 UW DSCR:                     1.32x

                                                MULTIFAMILY INFORMATION

                                                            APPROXIMATE
                                            AVERAGE UNIT   NET RENTABLE      % OF     AVERAGE MONTHLY    AVERAGE MONTHLY
           UNIT MIX         NO. OF UNITS    SQUARE FEET         SF        TOTAL SF      ASKING RENT       MARKET RENT
------------------------------------------------------------------------------------------------------------------------

 THREE BEDROOM                 132            1,509          199,188      47.1%           $1,285             $1,350
 FOUR BEDROOM                  132            1,696          223,872      52.9            $1,651             $1,760
------------------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE        264            1,603          423,060     100.0%           $1,468             $1,555

                                     58 of 74

                             COLLEGE SUITES STADIUM

THE LOAN. The College Suites Stadium loan is secured by a first mortgage in the fee interest in a 264 unit, Class A student garden apartment complex located in
Columbia, South Carolina.

THE BORROWER. The borrowing entity is CSC 1, Limited Partnership, a South
Carolina limited partnership. Henry Morton and Hal Marston are the developers of the property and the guarantors of the transaction. Henry Morton has been involved in the development of Florida multifamily properties for over ten years. He also ran a fee management company, which has approximately 3,000 units under management. In 2001, he teamed up with Hal Marsten, a long-time
Florida multifamily broker and developer to start developing student properties. They also own University Housing Property Management L.L.C., the
Orlando, Florida based property management company which manages this property and their other developments and is the successor to Mr. Morton's fee management business. Mr. Morton handles the financial end of the development business and the management company, while Mr. Marston deals more directly with the development and construction process.

THE PROPERTY. The subject property is a student housing development that caters to students at the University of South Carolina. The improvements were constructed in 2003 and consist of 11 three-story apartment buildings, a single-story clubhouse/leasing office with 5,700 SF, and a two story building that houses the maintenance shop on the first floor and two management apartment units on the second floor. Community amenities include a resort style sun deck and pool, spa, basketball court, putting green, sand volleyball, and property owned shuttle bus service to and from campus. The clubhouse includes the leasing/management offices, fitness center, game room with billiards, tanning beds, computer lab, restrooms, and a mail room. Open on-site parking is available for 1,105 cars, a ratio of 1.2 spaces/bedroom, located around the perimeter of the buildings. The unit mix includes 132-3BR/3BA units (1,509 SF)
and 132-4BR/4BA units (1,696 SF). The market rent on a per bedroom basis is
$450 per month for a bedroom in a 3BR unit and $440 per month in a 4BR unit.
Rents include all utilities except telephone. Electricity is capped at $30 per resident. All leases are for 12 months and run from mid-August through mid-August. Leases are guaranteed by the parents of each resident unless the student can qualify on their own in which case the security deposit is doubled to $200. Classes at USC for the 2005 school year started on August 19th. This is the first full academic year of operation for the subject property which is currently 100% occupied.

THE MARKET(1). The subject property is located in the southern section of downtown Columbia approximately 1 1/2 miles south of the University of South
Carolina, the State Capitol, and the Columbia CBD. The subject neighborhood has a number of existing conventional apartment properties that also serve as off campus housing for the students at the University of South Carolina. In general, these properties do not offer features that specifically cater to students. The conventional apartment market in Columbia indicates an overall vacancy of 6.7% to 9.8%. Recently constructed projects have indicated lease-up absorptions as high as 24 units per month for conventional apartments and 24 to
44 units per month for student properties. The five subject comparables in the area range from 73% to 100% occupancy and average 86%. The comparable that is
73% occupied is the oldest student complex in the submarket and is considered to have been negatively impacted by the subject property and the adjacent
Sterling University Oaks, both of which are 100% occupied. The subject property is the only modern student-oriented property in this submarket to offer private baths for each bedroom.

PROPERTY MANAGEMENT. The property is managed by University Housing Property
Management, L.L.C. (UHP), a borrower related entity, based in Orlando, Florida.
The guarantors, Mr. Morton and Mr. Marston, own the firm, which they formed in order to manage their developments. In addition to the subject property, UHP manages Seminole Suites, a 132 unit, 462 bed student property located in
Tallahassee, Florida and will also manage College Suites at Campbell Lane in
Bowling Green, Kentucky, and College Suites at Alexander Lane in Murfreesboro,
Tennessee which are currently under construction and will be available for the
2005 school year. They will also manage an additional property to be built adjacent to the University of Miami in Ohio.

(1) Certain information was obtained from the College Suites Stadium appraisal dated October 8, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                     59 of 74

                             COLLEGE SUITES STADIUM

[MAP OF COLLEGE SUITES STADIUM PROPERTY OMITTED]

                                     60 of 74

                           LAKESHORE CLUB APARTMENTS

[3 PHOTOS OF LAKESHORE CLUB APARTMENTS PROPERTY OMITTED]

                                     61 of 74

                           LAKESHORE CLUB APARTMENTS

                        MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:   $28,000,000

 CUT-OFF DATE PRINCIPAL
    BALANCE:                   $28,000,000

 % OF POOL BY IPB:             1.8%

 LOAN SELLER:                  Nomura Credit & Capital, Inc.

 BORROWERS:                    HRA Egypt Lake, Inc., Carlton Arms
                               MWT, LLC, Carlton Arms EG, LLC,
                               Carlton Arms LWC, LLC

 SPONSORS:                     Eugene Golub, Leonard W. Cotton, Martin
                               W. Taplin

 ORIGINATION DATE:             10/08/04

 INTEREST RATE:                5.4500%

 INTEREST ONLY PERIOD:         60 Months

 MATURITY DATE:                10/11/14

 AMORTIZATION TYPE:            IO-Balloon

 ORIGINAL AMORTIZATION:        360 Months

 REMAINING AMORTIZATION:       360 Months

 CALL PROTECTION:              L(24),Def(88),O(6)

 CROSS-COLLATERALIZATION:      No

 LOCK BOX:                     Soft

 ADDITIONAL DEBT:              No

 ADDITIONAL DEBT TYPE:         NAP

 LOAN PURPOSE:                 Refinance

                  ESCROWS
-------------------------------------------

 ESCROWS/RESERVES:    INITIAL    MONTHLY
                     ----------------------
 TAXES:              $363,000    $33,000
 CAPEX                     $0    $13,542
 ENGINEERING:         $12,500         $0

                PROPERTY INFORMATION
-----------------------------------------------------

 SINGLE ASSET/PORTFOLIO:    Single Asset

 TITLE:                     Fee

 PROPERTY TYPE:             Multifamily -- Garden

 UNITS:                     650

 LOCATION:                  Tampa, FL

 YEAR BUILT/RENOVATED:      1969/2003

 OCCUPANCY:                 95.5%

 OCCUPANCY DATE:            09/27/04

 HISTORICAL NOI:

     2002:                  NAP

     2003:                  $1,448,364

     TTM AS OF 8/31/2004:   $2,206,934

 UW REVENUES:               $4,735,844

 UW EXPENSES:               $2,305,607

 UW NOI:                    $2,430,237

 UW NET CASH FLOW:          $2,267,737

 APPRAISED VALUE:           $37,600,000

 APPRAISAL DATE:            08/26/04

         FINANCIAL INFORMATION
---------------------------------------

 CUT-OFF DATE LOAN/UNIT:   $43,077

 CUT-OFF DATE LTV:           74.5%

 MATURITY DATE LTV:          69.1%

 UW DSCR:                    1.20x

                                                  MULTIFAMILY INFORMATION

                                                            APPROXIMATE
                                            AVERAGE UNIT   NET RENTABLE    % OF TOTAL    AVERAGE MONTHLY    AVERAGE MONTHLY
           UNIT MIX         NO. OF UNITS    SQUARE FEET         SF             SF          ASKING RENT       MARKET RENT
---------------------------------------------------------------------------------------------------------------------------------

 ONE BEDROOM                    234              646          151,200         28.3%           $566              $  584

 TWO BEDROOM                    406              914          371,000         69.3            $763              $  751

 THREE BEDROOM                   10            1,300           13,000          2.4            $950              $1,100

---------------------------------------------------------------------------------------------------------------------------------

 TOTAL/WEIGHTED AVERAGE         650              823          535,200          100%           $695              $  696

                                     62 of 74

                           LAKESHORE CLUB APARTMENTS

THE LOAN. The Lakeshore Club Apartments loan is secured by a first mortgage in a fee interest in a 650 unit, Class B multifamily
apartment complex located in Tampa, Florida.

THE BORROWER. The borrowing entity is structured as a tenants in common entity comprised of HRA Egypt Lake, Inc., Carlton Arms MWT, LLC, Carlton Arms EG, LLC
and Carlton Arms LWC, LLC. The three principals, Eugene Golub, Leonard W.
Cotton and Martin W. Taplin, have been active real estate professionals for over 25 years. Martin Taplin has worked in the real estate business in various capacities for over 40 years. Eugene Golub is the Founder and Chairman of Golub
& Company. Leonard W. Cotton is the Chairman and Chief Executive Officer of
ARCap REIT, Inc.

THE PROPERTY. The property, Lakeshore Club Apartments, is located at 6900
Concord Drive, outside the Tampa City limits in Hillsborough County, Florida.
The site consists of approximately 66.29 acres and is situated to the east of
Himes Avenue, adjacent to the west of Egypt Lake, and approximately one-quarter-mile north of West Lambright Avenue. The subject property is improved with 62 two-story multifamily residential buildings with a total of
650 apartment units and a net rentable building area of approximately 535,200 square feet along with two leasing office/clubhouse buildings, one freestanding laundry room, and one maintenance/storage building. The subject buildings were constructed in several phases between 1969 and 1973. The mix includes a variety of floor plans including: 224 1BR/1BTH units, 10 1BR/1.5BTH townhomes, 224
2BR/1BTH units, 4 2BR/2BTH units, 166 2BR/1.5BTH townhomes and 12 2BR/2.5BTH townhomes and 10 3BR/2.5BTH townhomes.

After the borrower purchased the subject property, a major renovation was undertaken at a total cost of approximately $12,671,055 ($19,494 per unit).
Renovations began in 1998 and included 273 units in Buildings 1-14. These units were renovated with the following items: new ceramic tile in kitchen and bathrooms, new carpeting in the living areas, new kitchens including cabinets, countertops and appliances. Phase II of the renovations involved gut renovating
Building 23 due to fire damage. Phase III of renovations began in Mid 2001 and this phase included the remaining 377 units. Interior improvements included ceramic tile in the kitchens, bathrooms, living rooms, and landing areas for the townhouse units. Additionally the kitchens were improved with new wood cabinets, new formica counter tops and new full sized GE appliances. The bathrooms were renovated with new cabinets, sinks, toilets, bathtubs and decorative ceramic tile. Lastly, nearly all of the exterior doors and windows were replaced.

THE MARKET(1). The subject property is located in the Tampa Central submarket bound by Highway 589 (Veterans Expressway) to the west, Interstate 275 to the east and south, and Busch Boulevard to the north. The Tampa Bay-St. Petersburg economy surged ahead in the first quarter, gaining employees in most sectors and placing 6th in job growth, just after Fort Lauderdale, among the top 61 metros covered by REIS. The vacancy rate has declined to 5.9%, continuing the downward trend. The average rent for the Tampa-Central submarket was $727, with existing apartments increasing rents by $10.58 per month since May. This is the largest increase in rental rate of any submarket. The subject property is currently 95.5% occupied and has an average in-place rent of approximately $695 per month.

The subject is located along Lake Egypt, which is an active recreation lake for water skiing and personal watercraft. The subject neighborhood consists of a mixture of residential and commercial development. As of 2003, within a 5-mile radius of the subject property reside 299,806 people (120,006 households) with an average household income of $48,853. The Tampa International Airport is also proximate to the neighborhood and is located approximately three miles to the southwest. Major shopping facilities within the subject neighborhood are concentrated along major roadways such as Dale Mabry Highway, Waters, and
Hillsborough Avenues. There are numerous anchored and unanchored retail centers throughout the neighborhood with most of the major anchor tenants of the region represented.

PROPERTY MANAGEMENT. The property is managed by Harbour Realty Advisors, Inc., a borrower related entity, which is a fully integrated real estate management, development, and investment company. The principals, Eugene Golub and Martin
Taplin, began Harbour Realty Advisors, Inc. in 1991 to acquire and manage real estate out of foreclosure and distress. The stockholders of Harbour Realty
Advisors, Inc. are Eugene Golub, Martin Taplin, and Leonard Cotton. Harbour
Realty Advisors has managed as many as 22,000 multifamily units. It currently manages six multifamily properties containing 2,498 units including three other properties in Florida.

(1) Certain information was obtained from the Lakeshore Club Apartments appraisal dated August 26, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                     63 of 74

                           LAKESHORE CLUB APARTMENTS

[MAP OF LAKESHORE CLUB APARTMENTS PROPERTY OMITTED]

                                     64 of 74

                           CHAMPAIGN OFFICE & RETAIL

[2 PHOTOS OF CHAMPAIGN OFFICE & RETAIL PROPERTY OMITTED]

                                     65 of 74

                           CHAMPAIGN OFFICE & RETAIL

                        LOAN INFORMATION
----------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:   $26,000,000

 CUT-OFF PRINCIPAL BALANCE:    $26,000,000

 % OF POOL BY IPB:             1.7%

 LOAN SELLER:                  Nomura Credit & Capital, Inc.

 BORROWER:                     Romanek Champaign LLC

 SPONSOR:                      Marvin M. Romanek

 ORIGINATION DATE:             10/01/04

 INTEREST RATE:                5.3800%

 INTEREST ONLY PERIOD:         24 Months

 MATURITY DATE:                10/11/11

 AMORTIZATION TYPE:            IO-Balloon

 ORIGINAL AMORTIZATION:        360 Months

 REMAINING AMORTIZATION:       360 Months

 CALL PROTECTION:              L(24),Def(52),O(6)

 CROSS-COLLATERALIZATION:      No

 LOCK BOX:                     Soft

 ADDITIONAL DEBT:              $1,900,000

 ADDITIONAL DEBT TYPE:         Mezzanine

 LOAN PURPOSE:                 Acquisition

                   ESCROWS
----------------------------------------------

 ESCROWS/RESERVES:     Initial      Monthly
                       --------------------
 TAXES:                $40,396      $40,396

 INSURANCE:             $5,417       $5,417

 CAPEX:                     $0       $1,981

 ENGINEERING:           $6,250           $0

 TILC:                      $0      $19,815

                  PROPERTY INFORMATION
---------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Single Asset

 TITLE:                    Fee

 PROPERTY TYPE:            Mixed Use -- Office/Retail

 SQUARE FOOTAGE:           237,701

 LOCATION:                 Champaign, IL

 YEAR BUILT/RENOVATED:(1)  1988/2002

 OCCUPANCY:                97.4%

 OCCUPANCY DATE:           11/01/04

 NUMBER OF TENANTS:        46

 HISTORICAL NOI:

     2002:                 $2,744,839

     2003:                 $2,692,457

     TTM AS OF 7/31/04:    $2,734,317

 UW NOI:                   $2,619,230

 UW NET CASH FLOW:         $2,335,625

 APPRAISED VALUE:          $33,500,000

 APPRAISAL DATE:           08/24/04

       FINANCIAL INFORMATION
-----------------------------------

 CUT-OFF DATE LOAN/SF:   $109

 CUT-OFF DATE LTV:       77.6%

 MATURITY DATE LTV:      72.3%

 UW DSCR:                1.36x

                                SIGNIFICANT TENANTS

                   TENANT NAME                             PARENT COMPANY
----------------------------------------------------------------------------------

 PERSONALCARE HEALTH MANAGEMENT, INC        Coventry Health Care, Inc (NYSE: CVH)

 BLUE CROSS BLUE SHIELD DBA HEALTH CARE
  SERVICES CORP.                            Blue Cross Blue Shield

 INTEL AMERICAS, INC.                       Intel Corporation (NYSE: INTC)

 INSURANCE RISK MANAGERS, LTD DBA ACORDIA   Insurance Risk Managers, Ltd.

 ALLSTATE INSURANCE                         Allstate Insurance (NYSE: ALL)

 CISCO SYSTEMS, INC.                        Cisco Systems, Inc. (NYSE: CSCO)

                                                                                            LEASE
                                              MOODY'S/    SQUARE      % OF       BASE    EXPIRATION
                   TENANT NAME                  S&P2       FEET       GLA     RENT PSF      YEAR
------------------------------------------- ----------- --------- ---------- ---------- -----------

 PERSONALCARE HEALTH MANAGEMENT, INC          Ba1/BBB-  34,150    14.4%        $14.54      2008

 BLUE CROSS BLUE SHIELD DBA HEALTH CARE
  SERVICES CORP.                                NAP     20,000     8.4%        $11.35      2008

 INTEL AMERICAS, INC.                          A1/A+    19,632     8.3%        $10.90      2005

 INSURANCE RISK MANAGERS, LTD DBA ACORDIA       NAP     17,500     7.4%        $13.83      2012

 ALLSTATE INSURANCE                            A1/A+    15,136     6.4%        $14.44      2007

 CISCO SYSTEMS, INC.                            NAP     14,500     6.1%        $13.09      2006

(1) Buildings were built at various times between 1988 and 2002.

(2) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                     66 of 74

                           CHAMPAIGN OFFICE & RETAIL

THE LOAN. The Champaign Office & Retail loan is secured by a first mortgage on the fee interest in a 237,701 square foot mixed use
retail/office building located in Champaign, IL. The loan financed the acquisition of the subject property.

THE BORROWER. The Borrowing Entity is Romanek Champaign LLC, which is 100%
owned by Marvin Romanek, One of the co-founders of Heitman Financial Services in 1966, Mr. Romanek has more than 43 years of experience in the real estate industry including ownership, development, finance, investment brokerage, commercial leasing and management. Mr. Romanek also served on the Chicago
Building Commission under three mayors. Mr. Romanek is currently the owner of
Romanek Properties, Ltd., a firm focusing mainly on Chicago office development and redevelopment projects, which he founded in the early 1980's. Since then,
Romanek Properties, Ltd. has developed and redeveloped nearly 6.0 million square feet of office space and over 5,000 multifamily units. While over the last decade a large part of Mr. Romanek's real estate holdings have been sold, his current holdings include four office buildings with an aggregate square footage of approximately 1,050,000, all within the Chicago metro area.

THE PROPERTY. The subject collateral is comprised of 237,701 square feet among
12 one-story buildings constructed from 1988 to 2002. Approximately 84% of the subject property is Class A office space, with the remaining 16% retail space.
The office portion includes 10 single story office buildings, while the retail portion includes two single story retail buildings. The property has consistently been over 95% leased, and the portfolio enjoys a strong diverse tenant base comprised of nearly 50 tenants, approximately 50% of which are credit rated tenants.

THE MARKET(1). The subject property is located in the City of Champaign in
Champaign County, Illinois. The subject city of Champaign and neighboring city of Urbana are considered the commercial hub of the county and the largest population center, with approximately 100,000 residents. Champaign-Urbana ranked 20th among 168 small cities in Forbes magazine's "Best Places for
Business" study, up from 34th last year, making this the third straight year of improvement for the city. The unemployment rate in Champaign County is one of the lowest in the state, with a 2004 year-to-date rate for the county of 3.9%.
The Champaign-Urbana metropolitan area is one of the most stable economies in the state due to the presence of the flagship campus of the University of
Illinois and its annual budget of $1.65 billion and separately funded research of an additional $375 million, which has historically driven the marketplace in terms of economic activity, innovation and employment. As of 2003, within a
3-mile radius of the subject property reside 99,760 people (40,049 households)
with an average household income of $48,595.

The Champaign-Urbana market consists of approximately 3.5 million square feet of office space. Office space throughout the market is generally provided by a mix of suburban style single story buildings and low-rise multi story space.
The subject property represents the largest concentration of office space in the market. Overall, the market has an estimated market vacancy of 5%. Class A office space has a reported vacancy of only 2%. The subject property has been over 95% occupied since being developed and it is currently 97.4% leased. The competitive retail market consists mainly of smaller retail/commercial buildings and other neighborhood sized strip centers, largely unanchored. The overall market reportedly contains approximately 3.78 million square feet of space. The overall market vacancy is reported to be 4% - 6%, with properties of similar quality to that of the subject being closer to 100%
occupied.

PROPERTY MANAGEMENT. The subject property is managed by Fox Development
Corporation (FDC), the original developer and manager of the property. FDC is a premier real estate development and property management firm located on
Champaign's growing southern rim. Established in 1984, FDC specializes in the development and leasing of office and retail property in the Champaign-Urbana area. Fox
Development currently owns and manages more than 750,000 square feet (including the subject property) of office and retail space in east-central Illinois.

(1) Certain information was obtained from the Champaign Office & Retail appraisal dated August 24, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                     67 of 74

                           CHAMPAIGN OFFICE & RETAIL

                  LEASE ROLLOVER SCHEDULE

                 NUMBER      SQUARE      % OF
               OF LEASES     FEET        GLA      BASE RENT
 YEAR           EXPIRING   EXPIRING   EXPIRING    EXPIRING
------------- ----------- ---------- ---------- ------------

 VACANT           2          6,122        2.6%   $        0

 2004 & MTM       1          1,052        0.4        17,400

 2005             13        53,638       22.6       701,956

 2006             4         19,130        8.0       240,845

 2007             8         29,989       12.6       429,749

 2008             12        86,255       36.3     1,157,987

 2009             6         14,057        5.9       220,021

 2010             2          6,462        2.7        80,468

 2011             0              0        0.0             0

 2012             1         17,500        7.4       241,973

 2013             0              0        0.0             0

 2014             0              0        0.0             0

 AFTER            1          3,496        1.5        74,115

-----------------------------------------------------------

 TOTAL            50       237,701      100.0%   $3,164,514

                % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE      CUMULATIVE
                  RENT      SQUARE FEET     % OF GLA     BASE RENT    % OF BASE RENT
 YEAR           EXPIRING      EXPIRING      EXPIRING      EXPIRING       EXPIRING
----------------------------------------------------------------------------------------

 VACANT             0.0%        6,122          2.6%             $0          0.0%

 2004 & MTM         0.5         7,174          3.0%        $17,400          0.5%

 2005              22.2        60,812         25.6%       $719,356         22.7%

 2006               7.6        79,942         33.6%       $960,201         30.3%

 2007              13.6       109,931         46.2%     $1,389,950         43.9%

 2008              36.6       196,186         82.5%     $2,547,937         80.5%

 2009               7.0       210,243         88.4%     $2,767,958         87.5%

 2010               2.5       216,705         91.2%     $2,848,426         90.0%

 2011               0.0       216,705         91.2%     $2,848,426         90.0%

 2012               7.7       234,205         98.5%     $3,090,399         97.7%

 2013               0.0       234,205         98.5%     $3,090,399         97.7%

 2014               0.0       234,205         98.5%     $3,090,399         97.7%

 AFTER              2.3       237,701        100.0%     $3,164,514        100.0%

----------------------------------------------------------------------------------------

 TOTAL            100.0%

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                           CHAMPAIGN OFFICE & RETAIL

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                           CHAMPAIGN OFFICE & RETAIL

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                        MOORINGS AT MESA COVE APARTMENTS

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                        MOORINGS AT MESA COVE APARTMENTS

                       MORTGAGE LOAN INFORMATION
------------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:         $22,500,000

 CUT-OFF DATE PRINCIPAL BALANCE:     $22,500,000

 % OF POOL BY IPB:                   1.5%

 LOAN SELLER:                        JPMorgan Chase Bank, N.A.

 BORROWER:                           IMT Moorings LLC

 SPONSOR:                            Bryan Scher, John M. Tesoriero,
                                     Cory Thabit

 ORIGINATION DATE:                   11/10/04

 INTEREST RATE:                      5.1070%

 INTEREST ONLY PERIOD:               24 Months

 MATURITY DATE:                      12/01/11

 AMORTIZATION TYPE:                  IO-Balloon

 ORIGINAL AMORTIZATION:              360 Months

 REMAINING AMORTIZATION:             360 Months

 CALL PROTECTION:                    L(24),Def(56),O(4)

 CROSS-COLLATERALIZATION:            No

 LOCK BOX:                           No

 ADDITIONAL DEBT:                    $1,400,000

 ADDITIONAL DEBT TYPE:               B-Note

 LOAN PURPOSE:                       Refinance

                 ESCROWS
------------------------------------------

 ESCROWS/RESERVES:    INITIAL    MONTHLY
                      --------------------
 TAXES:               $30,368    $15,184
 INSURANCE:                $0         $0
 CAPEX                     $0     $7,644
 ENGINEERING:         $79,875         $0

                 PROPERTY INFORMATION
-------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:      Single Asset

 TITLE:                       Fee

 PROPERTY TYPE:               Multifamily -- Garden

 UNITS:                       406

 LOCATION:                    Mesa, AZ

 YEAR BUILT/RENOVATED:        1985

 OCCUPANCY:                   93.1%

 OCCUPANCY DATE:              09/30/04

 HISTORICAL NOI:

     2002:                    $1,622,297

     2003:                    $1,739,685

     TTM AS OF 7/31/2004:     $1,875,170

 UW REVENUES:                 $3,234,137

 UW EXPENSES:                 $1,358,469

 UW NOI:                      $1,875,668

 UW NET CASH FLOW:            $1,783,944

 APPRAISED VALUE:             $28,800,000

 APPRAISAL DATE:              10/04/04

              FINANCIAL INFORMATION
--------------------------------------------------

 CUT-OFF DATE LOAN/UNIT:     $55,419

 CUT-OFF DATE LTV:             78.1%

 MATURITY DATE LTV:            72.2%

 UW DSCR:                      1.22x

                                             MULTIFAMILY INFORMATION

                                                                                         AVERAGE         AVERAGE
                                     AVERAGE UNIT      APPROXIMATE         % OF          MONTHLY         MONTHLY
 UNIT MIX          NO. OF UNITS      SQUARE FEET      NET RENTABLE SF     TOTAL SF     ASKING RENT     MARKET RENT
--------------   ---------------   ---------------   -----------------   ----------   -------------   ------------

 TWO BEDROOM          406               1,163             472,178           100.0%         $750           $750

                                     72 of 74

                        MOORINGS AT MESA COVE APARTMENTS

THE LOAN. The Moorings at Mesa Cove Apartments loan is secured by a first mortgage interest in a 406-unit garden style apartment complex located in Mesa,
Arizona.

THE BORROWER. The borrower is IMT Moorings LLC, a special purpose entity
Delaware limited liability company, which consists of Thabit Family Trust,
Tesoriero Family Trust, Scher Family Trust, and other investors as the managing member (10% ownership). The non-managing member is also comprised of Thabit
Family Trust, Tesoriero Family Trust, and Scher Family Trust (90% ownership).

Cory Thabit, John Tesoriero, and Bryan Scher are the principals of Investors
Management Trust Real Estate Group, Inc., an affiliate of IMT Holdings LLC.
Investors Management Trust Real Estate Group, Inc. (IMT), an apartment investment and management company, will be the property manager for the subject property.

THE PROPERTY. Moorings at Mesa Cove Apartments is a 406 two-bedroom unit garden apartment complex situated on a 28.8 acre parcel of land located in Mesa,
Arizona. The condo-style apartment complex was built in 1985 and its units are contained in 51, two-story buildings. Each unit in Moorings at Mesa Cove
Apartments includes vaulted ceilings, a private balcony, a wood-burning fireplace, a large walk-in pantry, a wet bar, full-size washer/dryer hookups, and reserved covered parking. Amenities include a fitness center, four swimming pools, jacuzzi spas, and a sport court.

Access to the subject is provided by one curb cut on the east side of Mesa
Drive, a major north/south arterial street with two lanes of traffic in each direction. Moorings at Mesa Cove Apartments also has excellent access to the greater Phoenix market via the newly completed 202 Freeway located to the immediate north of the property, which provides direct access to downtown
Phoenix, Skyharbor International Airport, and other major employment areas in the Phoenix metropolitan area. The subject is also close in proximity to Mesa
Lutheran Hospital, Mesa Country Club, Arizona State University, Mesa Community
College, entertainment venues, and numerous retailers. It will also benefit from improved accessibility with the incoming billion-dollar light rail system slated to break ground in the near future. The system will cover Phoenix,
Tempe, and Mesa.

As of September 30, 2004, Moorings at Mesa Cove Apartments is 93.1% occupied.
The subject's units range in size from 1,107 square feet to 1,219 square feet, with an average size of 1,163 square feet. Its rents range from $735 per unit to $770 per unit, with an average asking rent of $750 per unit.

THE MARKET(1).  Moorings at Mesa Cove Apartments is located on North Mesa Drive in the northwestern region of Mesa, Arizona. It is located approximately 11 miles east of the central business district of Phoenix. While Mesa is the third largest city in Arizona, the economic base of the community is closely integrated with the rest of the Phoenix metropolitan area. Moorings at Mesa
Cove Apartments is in the Phoenix-Mesa market and is within the northwestern
Mesa submarket. In 2003, population within a 3-mile radius of the subject was
143,140, with an average household income of $53,380.

The subject's immediate submarket consists mainly of single-family homes.
Residential portions of the subject market are nearly fully developed. New single family subdivisions are limited to infill projects and overall barriers to entry are high. Multi-family developments in the area consist mainly of garden apartments built in the 1980s. Typical apartment complexes contain one and two-bedroom units in two-story buildings. Overall barriers to entry for new apartment projects are high because of a lack of vacant land in the market and the rental structure versus the cost of new construction. As of second quarter
2004, market occupancy is 90.2% and submarket occupancy is 91.0%. Total apartment units in the market are approximately 222,471, and approximately
10,145 in the submarket.

Occupancy rates for the subject's comps are between 87.0% and 98.0%, with an average occupancy of 93.1%. Rents for the comps range
from $526 per unit to $806 per unit, with an average rent of $658 per unit.

PROPERTY MANAGEMENT. The property will continue to be managed by IMT, which has managed the property since 2001. IMT was established in 1992 to focus on multifamily property ownership and management and is headquartered in Los
Angeles, California. IMT presently owns and operates over 15,000 apartment units in Texas, Arizona, Florida, and California.

(1) Certain information was obtained from the Moorings at Mesa Cove Apartments appraisal dated October 4, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

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                        MOORINGS AT MESA COVE APARTMENTS

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